As filed with the Securities and Exchange Commission on May 21, 2012

Registration No. 333-166469

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

REPUBLIC SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

(For Co-Registrants, Please See Table of Other Registrants on the Following Page)

Delaware	65-0716904
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

18500 North Allied Way

Phoenix, Arizona 85054

(480) 627-2700

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Michael P. Rissman, Esq.

Executive Vice President, General Counsel and Secretary

18500 North Allied Way

Phoenix, Arizona 85054

(480) 627-2700

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Jodi A. Simala, Esq.

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

(312) 782-0600

Approximate date of commencement of proposed sale to the public: From time to time after the Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☑	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Debt Securities
Common Stock, par value $0.01 per share
Preferred Stock, par value $0.01 per share
Warrants
Stock Purchase Contracts
Stock Purchase Units
Subscription Rights

(1)	An indeterminate aggregate initial offering price, principal amount or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into, or exchangeable or exercisable for, such securities. Securities registered hereunder may be sold either separately or as units comprised of more than one type of security registered hereunder. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units. In accordance with Rule 456(b) and Rule 457(r), the registrant is deferring payment of all of the registration fee.

TABLE OF OTHER REGISTRANTS

The Address, Including Zip Code, and Telephone Number, Including Area Code, of each Co-Registrant’s Principal Executive Offices is 18500 North Allied Way Phoenix, AZ 85054, (480) 627-2700.

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Alabama Recycling Services, Inc.	Alabama	63-1125333
Autauga County Landfill, LLC	Alabama	87-0708224
GEK, Inc.	Alabama	63-1059042
Allied Waste Industries (Arizona), Inc.	Arizona	76-0353315
Allied Waste Industries (Southwest), Inc.	Arizona	86-0834266
Allied Waste Systems of Arizona, LLC	Arizona	20-4754255
Apache Junction Landfill Corporation	Arizona	86-0807383
Cactus Waste Systems, LLC	Arizona	74-0193806
Central Arizona Transfer, Inc.	Arizona	20-3469072
Mesa Disposal, Inc.	Arizona	86-0641823
Midway Development Company, Inc.	Arizona	20-1234650
Pinal County Landfill Corp.	Arizona	86-0834267
Republic Services of Arizona Hauling, LLC	Arizona	65-0872472
Summit Waste Systems, Inc.	Arizona	86-0940236
Tri-State Refuse Corporation	Arizona	86-0205736
A D A J Corporation	California	95-3996398
Allied Waste of California, Inc.	California	86-0841277
Allied Waste Transfer Services of California, LLC	California	20-4735721
Atlas Transport, Inc.	California	95-2454199
Bay Collection Services, Inc.	California	68-0423276
Bay Environmental Management, Inc.	California	94-2547085
Bay Landfills, Inc.	California	68-0423275
Bay Leasing Company, Inc.	California	68-0206342
Berkeley Sanitary Service, Inc.	California	68-0205653
BLT Enterprises of Oxnard, Inc.	California	77-0404336
Borrego Landfill, Inc.	California	33-0777844
Browning-Ferris Industries of California, Inc.	California	95-2772010
Charter Evaporation Resource Recovery Systems	California	68-0195486
Crockett Sanitary Service, Inc.	California	68-0395297
Delta Container Corporation	California	94-1751866
Delta Paper Stock, Co.	California	94-2523340
Elder Creek Transfer & Recovery, Inc.	California	68-0461018
Forward, Inc.	California	94-1544481
Golden Bear Transfer Services, Inc.	California	20-1197062
Imperial Landfill, Inc.	California	86-0972399
Independent Trucking Company	California	94-1752713
International Disposal Corp. of California	California	94-2229685
Keller Canyon Landfill Company	California	77-0222614
La Cañada Disposal Company, Inc.	California	95-4108930
Lathrop Sunrise Sanitation Corporation	California	68-0349203
Oceanside Waste & Recycling Services	California	95-4516562
Otay Landfill, Inc.	California	33-0777847
Palomar Transfer Station, Inc.	California	33-0777845
Perdomo & Sons, Inc.	California	95-2759289
Ramona Landfill, Inc.	California	33-0777841
RI/Alameda Corp.	California	65-1049389
Richmond Sanitary Service, Inc.	California	68-0204974

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
San Diego Landfill Systems, LLC	California	20-2391637
San Marcos NCRRF, Inc.	California	33-0777842
Solano Garbage Company	California	94-2537922
Sunrise Sanitation Service, Inc.	California	94-2737713
Sunset Disposal Service, Inc.	California	94-2449716
Sycamore Landfill, Inc.	California	33-0777839
West Contra Costa Energy Recovery Company	California	68-0050806
West Contra Costa Sanitary Landfill, Inc.	California	68-0206389
West County Landfill, Inc.	California	68-0206346
West County Resource Recovery, Inc.	California	68-0206339
Zakaroff Services	California	95-3941388
Allied Waste Systems of Colorado, LLC	Colorado	20-4911774
Bunting Trash Service, Inc.	Colorado	84-0744234
Denver RL North, Inc.	Colorado	86-1005476
Frontier Waste Services (Colorado), LLC	Colorado	91-2121802
Republic Services of Colorado Hauling, LLC	Colorado	65-0872366
Republic Services of Colorado I, LLC	Colorado	65-0872372
Abilene Landfill TX, LP	Delaware	26-0015748
Allied Enviroengineering, Inc.	Delaware	76-0294430
Allied Gas Recovery Systems, L.L.C.	Delaware	86-0912667
Allied Green Power, LLC	Delaware	59-3771629
Allied Nova Scotia, Inc.	Delaware	86-0898257
Allied Services, LLC	Delaware	86-0897719
Allied Waste Alabama, Inc.	Delaware	86-0836214
Allied Waste Company, Inc.	Delaware	76-0294431
Allied Waste Environmental Management Group, LLC	Delaware	20-4987213
Allied Waste Holdings (Canada) Ltd.	Delaware	86-0911064
Allied Waste Industries, LLC	Delaware	88-0228636
Allied Waste Landfill Holdings, Inc.	Delaware	52-2044846
Allied Waste North America, Inc.	Delaware	86-0843596
Allied Waste of New Jersey-New York, LLC	Delaware	86-0911491
Allied Waste Recycling Services of New Hampshire, LLC	Delaware	20-5406806
Allied Waste Rural Sanitation, Inc.	Delaware	91-1886463
Allied Waste Services of Colorado, Inc.	Delaware	26-1208222
Allied Waste Services of North America, LLC	Delaware	20-1838910
Allied Waste Sycamore Landfill, LLC	Delaware	30-0076497
Allied Waste Systems Holdings, Inc.	Delaware	59-2068174
Allied Waste Systems of Indiana, LLC	Delaware	20-8044243
Allied Waste Systems, Inc.	Delaware	36-2750252
Allied Waste Transfer Services of Arizona, LLC	Delaware	20-5130289
Allied Waste Transfer Services of Rhode Island, LLC	Delaware	20-5046235
Allied Waste Transportation, Inc.	Delaware	52-2044848
American Disposal Services of Illinois, Inc.	Delaware	13-3831976
American Disposal Services of New Jersey, Inc.	Delaware	36-4229718
American Disposal Services of West Virginia, Inc.	Delaware	36-4206387
American Disposal Services, Inc.	Delaware	13-3858494
American Disposal Transfer Services of Illinois, Inc.	Delaware	36-4210454
Anson County Landfill NC, LLC	Delaware	52-2044849
Ariana, LLC	Delaware	65-0886342
Attwoods of North America, Inc.	Delaware	98-0066273
AWIN Leasing Company, Inc.	Delaware	76-0351502
AWIN Management, Inc.	Delaware	76-0353318

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
BBCO, Inc.	Delaware	20-2103652
BFGSI, L.L.C.	Delaware	—
BFI Atlantic, Inc.	Delaware	76-0367890
BFI Energy Systems of Albany, Inc.	Delaware	76-0293880
BFI Energy Systems of Delaware County, Inc.	Delaware	76-0489490
BFI Energy Systems of Hempstead, Inc.	Delaware	76-0167169
BFI Energy Systems of Niagara II, Inc.	Delaware	86-0997176
BFI Energy Systems of Niagara, Inc.	Delaware	76-0346826
BFI Energy Systems of SEMASS, Inc.	Delaware	76-0489491
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware	76-0293894
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware	76-0353600
BFI REF-FUEL, INC	Delaware	76-0293907
BFI Trans River (GP), Inc.	Delaware	76-0490105
BFI Transfer Systems of Alabama, LLC	Delaware	86-1024458
BFI Transfer Systems of DC, LLC	Delaware	—
BFI Transfer Systems of Georgia, LLC	Delaware	86-1024457
BFI Transfer Systems of Maryland, LLC	Delaware	86-1026339
BFI Transfer Systems of Mississippi, LLC	Delaware	86-1026340
BFI Transfer Systems of Texas, LP	Delaware	86-1024535
BFI Transfer Systems of Virginia, LLC	Delaware	86-1024453
BFI Waste Services of Indiana, LP	Delaware	86-1024528
BFI Waste Services of Tennessee, LLC	Delaware	—
BFI Waste Services of Texas, LP	Delaware	86-1024527
BFI Waste Services, LLC	Delaware	86-1006825
BFI Waste Systems of Alabama, LLC	Delaware	86-1024529
BFI Waste Systems of Arkansas, LLC	Delaware	86-1024531
BFI Waste Systems of Georgia, LLC	Delaware	86-1024530
BFI Waste Systems of Indiana, LP	Delaware	86-1024534
BFI Waste Systems of Kentucky, LLC	Delaware	86-1024543
BFI Waste Systems of Louisiana, LLC	Delaware	86-1024541
BFI Waste Systems of Mississippi, LLC	Delaware	86-1024539
BFI Waste Systems of Missouri, LLC	Delaware	86-1024540
BFI Waste Systems of North America, LLC	Delaware	41-1696636
BFI Waste Systems of North Carolina, LLC	Delaware	86-1024538
BFI Waste Systems of South Carolina, LLC	Delaware	—
BFI Waste Systems of Tennessee, LLC	Delaware	86-1024463
BFI Waste Systems of Virginia, LLC	Delaware	86-1024461
Blue Ridge Landfill TX, LP	Delaware	86-1024533
Bond County Landfill, Inc.	Delaware	86-0968446
Brenham Total Roll-Offs, LP	Delaware	86-1038622
Bridgeton Landfill, LLC	Delaware	86-0898487
Bridgeton Transfer Station, LLC	Delaware	42-1583102
Browning-Ferris Industries of Florida, Inc.	Delaware	74-1819238
Browning-Ferris Industries of Illinois, Inc.	Delaware	31-1697534
Browning-Ferris Industries of Ohio, Inc.	Delaware	74-6186941
Browning-Ferris Industries, LLC	Delaware	74-1673682
Browning-Ferris Services, Inc.	Delaware	90-0112928
Brunswick Waste Management Facility, LLC	Delaware	86-0898494
Butler County Landfill, LLC	Delaware	86-0898479
Camelot Landfill TX, LP	Delaware	86-0913826
CC Landfill, Inc.	Delaware	86-0930050

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Cefe Landfill TX, LP	Delaware	20-2761828
Chilton Landfill, LLC	Delaware	86-0979028
Cocopah Landfill, Inc.	Delaware	86-0979654
Compactor Rental Systems of Delaware, Inc.	Delaware	65-0723614
Consolidated Disposal Service, L.L.C.	Delaware	65-0844469
Continental Waste Industries, L.L.C.	Delaware	11-2909512
Copper Mountain Landfill, Inc.	Delaware	86-0980013
County Disposal (Ohio), Inc.	Delaware	13-3831975
County Disposal, Inc.	Delaware	13-3831974
County Landfill, Inc.	Delaware	13-3850472
Courtney Ridge Landfill, LLC	Delaware	86-0979799
Crow Landfill TX, L.P.	Delaware	52-2044854
D & L Disposal, L.L.C.	Delaware	37-1355114
East Chicago Compost Facility, Inc.	Delaware	26-3472299
E Leasing Company, LLC	Delaware	86-1013760
ECDC Environmental of Humboldt County, Inc.	Delaware	91-1901449
ECDC Holdings, Inc.	Delaware	86-0897722
Ellis County Landfill TX, LP	Delaware	52-2044857
Ellis Scott Landfill MO, LLC	Delaware	52-2044859
Environmental Development Corp.	Delaware	35-1783546
Environtech, Inc.	Delaware	36-3485658
Envotech-Illinois L.L.C.	Delaware	37-1355113
Evergreen Scavenger Service, Inc.	Delaware	36-4179870
Evergreen Scavenger Service, L.L.C.	Delaware	36-4172002
Forest View Landfill, LLC	Delaware	86-0979824
Fort Worth Landfill TX, LP	Delaware	86-0899429
Galveston County Landfill TX, LP	Delaware	26-0015758
General Refuse Rolloff Corp.	Delaware	52-2093347
Georgia Recycling Services, Inc.	Delaware	58-2178434
Giles Road Landfill TX, LP	Delaware	20-3365888
Golden Triangle Landfill TX, LP	Delaware	26-0015711
Great Lakes Disposal Service, Inc.	Delaware	36-2642310
Great Plains Landfill OK, LLC	Delaware	52-2044861
Greenwood Landfill TX, LP	Delaware	91-2098721
Gulf West Landfill TX, LP	Delaware	26-0015867
Itasca Landfill TX, LP	Delaware	26-0015841
Jefferson City Landfill, LLC	Delaware	86-0898553
Kandel Enterprises, LLC	Delaware	26-1602664
Kerrville Landfill TX, LP	Delaware	26-0015826
Lee County Landfill SC, LLC	Delaware	52-2044865
Lemons Landfill, LLC	Delaware	86-0898495
Lewisville Landfill TX, LP	Delaware	26-0015695
Liberty Waste Holdings, Inc.	Delaware	52-2049620
Liberty Waste Services Limited, L.L.C.	Delaware	34-1812746
Liberty Waste Services of McCook, L.L.C.	Delaware	23-2883645
Little Creek Landing, LLC	Delaware	68-0562490
Local Sanitation of Rowan County, L.L.C.	Delaware	61-1342580
Lucas County Land Development, Inc.	Delaware	86-1042740
Mars Road TX, LP	Delaware	20-3905016
McCarty Road Landfill TX, LP	Delaware	26-0015687
Mesquite Landfill TX, LP	Delaware	86-0897693
Mexia Landfill TX, LP	Delaware	26-0015674

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Mountain Home Disposal, Inc.	Delaware	94-3284171
N Leasing Company, LLC	Delaware	86-1013762
NationsWaste, Inc.	Delaware	25-1774253
Ncorp, Inc.	Delaware	86-1013502
New York Waste Services, LLC	Delaware	86-1005076
Northeast Landfill, LLC	Delaware	72-1564964
Ohio Republic Contracts, II, Inc.	Delaware	65-1024354
Ottawa County Landfill, Inc.	Delaware	59-2068171
Packerton Land Company, L.L.C.	Delaware	23-2930927
Panama Road Landfill, TX, L.P.	Delaware	86-1036043
Pine Hill Farms Landfill TX, LP	Delaware	86-0899426
Pinecrest Landfill OK, LLC	Delaware	52-2044866
Pleasant Oaks Landfill TX, LP	Delaware	91-1927530
Polk County Landfill, LLC	Delaware	86-1036041
Republic Services Environmental, LLC	Delaware	86-1013761
Republic Services Group, LLC	Delaware	65-0984987
Republic Services Holding Company, Inc.	Delaware	65-0984982
Republic Services of California Holding Company, Inc.	Delaware	65-0984976
Republic Services of California II, LLC	Delaware	65-0872373
Republic Services of Florida GP, Inc.	Delaware	65-0963062
Republic Services of Florida LP, Inc.	Delaware	65-0963063
Republic Services of Florida, Limited Partnership	Delaware	65-0965470
Republic Services of Georgia GP, LLC	Delaware	65-0963065
Republic Services of Georgia LP, LLC	Delaware	65-0963064
Republic Services of Georgia, Limited Partnership	Delaware	65-0965473
Republic Services of Indiana LP, Inc.	Delaware	65-1012407
Republic Services of Indiana Transportation, LLC	Delaware	06-1642141
Republic Services of Indiana, Limited Partnership	Delaware	65-1012411
Republic Services of Michigan Holding Company, Inc.	Delaware	65-0984978
Republic Services of New Jersey, LLC	Delaware	65-1050939
Republic Services of Pennsylvania, LLC	Delaware	65-1012129
Republic Services of South Carolina, LLC	Delaware	65-1023675
Republic Services of Southern California, LLC	Delaware	65-1242656
Republic Services of Wisconsin GP, LLC	Delaware	65-0984993
Republic Services of Wisconsin LP, LLC	Delaware	65-0984994
Republic Services of Wisconsin, Limited Partnership	Delaware	65-0984991
Republic Services Vasco Road, LLC	Delaware	65-0936716
Republic Waste Services of Southern California, LLC	Delaware	65-0845646
Republic Waste Services of Texas GP, Inc.	Delaware	65-0964350
Republic Waste Services of Texas LP, Inc.	Delaware	65-0963006
Rio Grande Valley Landfill TX, LP	Delaware	26-0015192
Risk Services, Inc.	Delaware	76-0162247
RITM, LLC	Delaware	51-0345295
Royal Oaks Landfill TX, LP	Delaware	91-2098725
Rubbish Control, LLC	Delaware	65-0844465
RWS Transport, L.P.	Delaware	27-0061136
S Leasing Company, LLC	Delaware	86-1013763
Sand Valley Holdings, L.L.C.	Delaware	51-0391894
Sangamon Valley Landfill, Inc.	Delaware	86-0970304
Show-Me Landfill, LLC	Delaware	86-0898621
Southeast Landfill, LLC	Delaware	86-0898482
Southwest Landfill TX, LP	Delaware	26-0015177

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Standard Waste, Inc.	Delaware	37-1049834
Taylor Ridge Landfill, Inc.	Delaware	86-0970061
Tennessee Union County Landfill, Inc.	Delaware	86-0980095
Tessman Road Landfill TX, LP	Delaware	20-3365914
Turkey Creek Landfill TX, LP	Delaware	86-0899439
Victoria Landfill TX, LP	Delaware	26-0015157
Wayne County Landfill IL, Inc.	Delaware	52-2044868
Webster Parish Landfill, L.L.C.	Delaware	62-1772690
Whispering Pines Landfill TX, LP	Delaware	26-0015118
Willow Ridge Landfill, LLC	Delaware	86-1004978
Allied Waste Transfer Services of Florida, LLC	Florida	20-3534645
Delta Dade Recycling Corp.	Florida	65-1048925
Delta Resources Corp.	Florida	65-0891249
Delta Site Development Corp.	Florida	65-0936999
Delta Waste Corp.	Florida	65-0919421
Envirocycle, Inc.	Florida	65-0243954
Gulfcoast Waste Service, Inc.	Florida	65-0577644
Manumit of Florida, Inc.	Florida	58-2065448
Republic Services Aviation, Inc.	Florida	65-0959331
Schofield Corporation of Orlando	Florida	59-3047860
Allied Waste Hauling of Georgia, Inc.	Georgia	86-0842495
Allied Waste Industries of Georgia, Inc.	Georgia	86-0842496
Central Virginia Properties, LLC	Georgia	20-0767660
Gateway Landfill, LLC	Georgia	83-0337817
Golden Waste Disposal, Inc.	Georgia	58-1849752
Price & Sons Recycling Company	Georgia	65-0249986
S & S Recycling, Inc.	Georgia	58-2237428
Wayne Developers, LLC	Georgia	26-0637318
Ada County Development Company, Inc.	Idaho	20-0333823
Allied Waste Services of Page, Inc.	Idaho	82-0336097
American Sanitation, Inc.	Idaho	82-0469055
ADS of Illinois, Inc.	Illinois	36-4243045
Allied Waste Industries of Illinois, Inc.	Illinois	36-3915626
Arc Disposal Company, Inc.	Illinois	36-2386793
Area Disposal, Inc.	Illinois	36-3766465
Borrow Pit Corp.	Illinois	—
Brickyard Disposal & Recycling, Inc.	Illinois	37-0948710
CWI of Illinois, Inc.	Illinois	38-3073435
Environmental Reclamation Company	Illinois	37-1140323
Fred Barbara Trucking Co., Inc.	Illinois	36-3030929
Illinois Landfill, Inc.	Illinois	35-1811975
Illinois Recycling Services, Inc.	Illinois	36-3587447
Illinois Valley Recycling, Inc.	Illinois	36-3754225
Ingrum Waste Disposal, Inc.	Illinois	36-4252595
Kankakee Quarry, Inc.	Illinois	71-0938626
LandComp Corporation	Illinois	36-3813024
Lee County Landfill, Inc.	Illinois	37-1360924
Liberty Waste Services of Illinois, L.L.C.	Illinois	52-1960161
Loop Recycling, Inc.	Illinois	36-3107689
Loop Transfer, Incorporated	Illinois	36-3376490
Northlake Transfer, Inc.	Illinois	20-1513744
RCS, Inc.	Illinois	37-1270589

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Roxana Landfill, Inc.	Illinois	43-1352176
Saline County Landfill, Inc.	Illinois	37-1208674
Shred — All Recycling Systems Inc.	Illinois	36-3583146
Southern Illinois Regional Landfill, Inc.	Illinois	22-3032671
Streator Area Landfill, Inc.	Illinois	36-3207276
Suburban Transfer, Inc.	Illinois	36-4048153
Suburban Warehouse, Inc.	Illinois	36-3714060
Tri-State Recycling Services, Inc.	Illinois	36-3768524
Upper Rock Island County Landfill, Inc.	Illinois	36-3159198
Agricultural Acquisitions, LLC	Indiana	20-5469750
Allied Waste Industries of Northwest Indiana, Inc.	Indiana	86-0807381
Benton County Development Company	Indiana	45-0527882
Clinton County Landfill Partnership	Indiana	20-0836700
County Line Landfill Partnership	Indiana	86-0900027
DTC Management, Inc.	Indiana	35-2090758
Illiana Disposal Partnership	Indiana	86-0900028
Jasper County Development Company Partnership	Indiana	—
Key Waste Indiana Partnership	Indiana	86-0900031
Lake County C & D Development Partnership	Indiana	86-1007828
Newton County Landfill Partnership	Indiana	86-0899962
Springfield Environmental General Partnership	Indiana	91-2078723
Tippecanoe County Waste Services Partnership	Indiana	20-1305645
Warrick County Development Company	Indiana	20-1429593
Wastehaul, Inc.	Indiana	35-1616387
Allied Waste Transfer Services of Iowa, LLC	Iowa	20-2721565
Jetter Disposal, Inc.	Iowa	36-4221455
American Disposal Services of Kansas, Inc.	Kansas	48-0841017
Resource Recovery, Inc.	Kansas	48-1034034
Sunset Disposal, Inc.	Kansas	48-0915496
Benson Valley Landfill General Partnership	Kentucky	20-3351757
Green Valley Landfill General Partnership	Kentucky	91-2078719
Morehead Landfill General Partnership	Kentucky	—
Republic Services of Kentucky, LLC	Kentucky	65-0972931
Crescent Acres Landfill, LLC	Louisiana	20-3620449
Frontier Waste Services of Louisiana L.L.C.	Louisiana	—
Jefferson Parish Development Company, LLC	Louisiana	20-3590498
St. Bernard Parish Development Company, LLC	Louisiana	20-3590527
Browning-Ferris, Inc.	Maryland	74-1990096
Calvert Trash Systems, Incorporated	Maryland	52-1701593
Honeygo Run Reclamation Center, Inc.	Maryland	52-1781270
Prince George’s County Landfill, LLC	Maryland	68-0564610
Allied Acquisition Two, Inc.	Massachusetts	—
Allied Waste Services of Massachusetts, LLC	Massachusetts	86-1024452
Atlantic Waste Holding Company, Inc.	Massachusetts	42-1548814
BFI Transfer Systems of Massachusetts, LLC	Massachusetts	86-1024454
BFI Waste Systems of Massachusetts, LLC	Massachusetts	86-1024544
Browning-Ferris Industries, Inc.	Massachusetts	04-1254350
F. P. McNamara Rubbish Removal, Inc.	Massachusetts	04-2400121
Vining Disposal Service, Inc.	Massachusetts	04-2534061
Adrian Landfill, Inc.	Michigan	38-1799679
Allied Waste Systems of Michigan, LLC	Michigan	20-3358409
C & C Expanded Sanitary Landfill, LLC	Michigan	20-2540046

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Central Sanitary Landfill, Inc.	Michigan	38-2917813
Citizens Disposal, Inc.	Michigan	38-2521526
City-Star Services, Inc.	Michigan	38-1841203
Clarkston Disposal, Inc.	Michigan	38-2872489
Dinverno, Inc.	Michigan	38-2318347
Eagle Industries Leasing, Inc.	Michigan	38-3188507
FLL, Inc.	Michigan	38-2679508
G. Van Dyken Disposal Inc.	Michigan	38-2998205
Harland’s Sanitary Landfill, Inc.	Michigan	38-2016636
Oakland Heights Development, Inc.	Michigan	38-2388322
Reliable Disposal, Inc.	Michigan	38-2301483
Republic Services of Michigan Hauling, LLC	Michigan	65-0872289
Republic Services of Michigan I, LLC	Michigan	65-0872399
Republic Services of Michigan II, LLC	Michigan	65-0872398
Republic Services of Michigan III, LLC	Michigan	65-0872397
Republic Services of Michigan IV, LLC	Michigan	65-0872396
Republic Services of Michigan V, LLC	Michigan	65-0872395
Royal Holdings, Inc.	Michigan	38-3244832
Sanitary Disposal Service, Inc.	Michigan	38-2283539
Sauk Trail Development, Inc.	Michigan	38-2489474
Standard Disposal Services, Inc.	Michigan	38-2261256
Standard Environmental Services, Inc.	Michigan	38-3353218
Tay-Ban Corporation	Michigan	38-2605338
Tri-County Refuse Service, Inc.	Michigan	38-3293469
Woodlake Sanitary Service, Inc.	Minnesota	41-0673360
Hancock County Development Company, LLC	Mississippi	20-3546528
Harrison County Landfill, LLC	Mississippi	72-1569826
Jackson County Landfill, LLC	Mississippi	86-1055245
Mississippi Waste Paper Company	Mississippi	64-0817153
Autoshred, Inc.	Missouri	43-1030222
Belleville Landfill, Inc.	Missouri	37-1037997
CWI of Missouri, Inc.	Missouri	43-1527951
Missouri City Landfill, LLC	Missouri	47-0921988
Rock Road Industries, Inc.	Missouri	43-1509575
St. Joseph Landfill, LLC	Missouri	20-1475879
Tate’s Transfer Systems, Inc.	Missouri	43-1587860
Thomas Disposal Service, Inc.	Missouri	43-1058393
Allied Waste Systems of Montana, LLC	Montana	20-4777694
Oscar’s Collection System of Fremont, Inc.	Nebraska	47-0756617
Browning-Ferris Industries Chemical Services, Inc.	Nevada	74-1362353
Republic Dumpco, Inc.	Nevada	65-0772299
Republic Environmental Technologies, Inc.	Nevada	65-0768398
Republic Silver State Disposal, Inc.	Nevada	65-0768402
Allied Transfer Systems of New Jersey, LLC	New Jersey	86-0982078
Allied Waste of New Jersey, Inc.	New Jersey	22-3525350
Allied Waste Systems of New Jersey, LLC	New Jersey	86-0982077
American Materials Recycling Corp.	New Jersey	22-3211753
Automated Modular Systems, Inc.	New Jersey	22-2830098
BFI Energy Systems of Essex County, Inc.	New Jersey	76-0167158
BFI Transfer Systems of New Jersey, Inc.	New Jersey	22-3308380
BFI Waste Systems of New Jersey, Inc.	New Jersey	22-1755133
Browning-Ferris Industries of New Jersey, Inc.	New Jersey	22-2095920

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey	22-1947106
Newco Waste Systems of New Jersey, Inc.	New Jersey	16-1188724
Tom Luciano’s Disposal Service, Inc.	New Jersey	22-2035629
Total Solid Waste Recyclers, Inc.	New Jersey	22-2647500
Allied Waste Industries (New Mexico), Inc.	New Mexico	85-0444394
Allied Waste Niagara Falls Landfill, LLC	New York	20-4809296
Allied Waste of Long Island, Inc.	New York	86-0896185
Allied Waste Transfer Services of New York, LLC	New York	20-3651091
American Transfer Company, Inc.	New York	11-3189094
Browning-Ferris Industries of New York, Inc.	New York	14-1496692
CECOS International, Inc.	New York	16-1069544
Island Waste Services Ltd.	New York	11-2815030
Menands Environmental Solutions, LLC	New York	20-1644884
Tricil (N.Y.), Inc.	New York	16-0875255
Waste Services of New York, Inc.	New York	22-3515302
Wayne County Land Development, LLC	New York	20-1687434
Allied Waste Systems of North Carolina, LLC	North Carolina	20-3626667
Allied Waste Transfer Services of North Carolina, LLC	North Carolina	20-3147983
Lake Norman Landfill, Inc.	North Carolina	56-2076617
Republic Services of North Carolina, LLC	North Carolina	65-0972930
Republic Services Real Estate Holding, Inc.	North Carolina	65-1024362
Allied Waste Transfer Services of Lima, LLC	Ohio	20-3880719
AWIN Leasing II, LLC	Ohio	86-1015694
Carbon Limestone Landfill, LLC	Ohio	20-2059890
Celina Landfill, Inc.	Ohio	31-0813291
Cherokee Run Landfill, Inc.	Ohio	31-1061009
County Environmental Landfill, LLC	Ohio	20-2060052
County Land Development Landfill, LLC	Ohio	20-2059973
Dempsey Waste Systems II, Inc.	Ohio	91-2094398
General Refuse Service of Ohio, L.L.C.	Ohio	—
Lorain County Landfill, LLC	Ohio	20-2059931
Lucas County Landfill, LLC	Ohio	20-2060013
Noble Road Landfill, Inc.	Ohio	34-1625432
Ohio Republic Contracts, Inc.	Ohio	65-1024359
Port Clinton Landfill, Inc.	Ohio	20-1095124
Preble County Landfill, Inc.	Ohio	81-0579596
R.C. Miller Enterprises, Inc.	Ohio	34-1727361
R.C. Miller Refuse Service Inc.	Ohio	34-1041193
Republic Ohio Contracts, LLC	Ohio	—
Republic Services of Ohio Hauling, LLC	Ohio	65-0872369
Republic Services of Ohio I, LLC	Ohio	65-0872405
Republic Services of Ohio II, LLC	Ohio	65-0872404
Republic Services of Ohio III, LLC	Ohio	65-0872403
Republic Services of Ohio IV, LLC	Ohio	65-0872402
Ross Bros. Waste & Recycling Co.	Ohio	31-1362843
The Ecology Group, Inc.	Ohio	31-1370194
Williams County Landfill Inc.	Ohio	34-1167514
ADS, Inc.	Oklahoma	73-1379293
Allied Waste Services of Stillwater, Inc.	Oklahoma	73-1286140
American Disposal Services of Missouri, Inc.	Oklahoma	73-1417578
BFI Waste Systems of Oklahoma, LLC	Oklahoma	86-1024464
Oklahoma City Landfill, L.L.C.	Oklahoma	86-0901510

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Pittsburg County Landfill, Inc.	Oklahoma	73-1379294
Agri-Tech, Inc. of Oregon	Oregon	93-0831569
Albany — Lebanon Sanitation, Inc.	Oregon	93-0593828
Allied Waste Transfer Services of Oregon, LLC	Oregon	20-4682479
Bio-Med of Oregon, Inc.	Oregon	93-0666288
Capitol Recycling and Disposal, Inc.	Oregon	93-1197641
Corvallis Disposal Co.	Oregon	93-0422468
Dallas Disposal Co.	Oregon	93-0686961
Grants Pass Sanitation, Inc.	Oregon	93-1149631
Keller Drop Box, Inc.	Oregon	93-0775047
McInnis Waste Systems, Inc.	Oregon	93-1100152
Peltier Real Estate Company	Oregon	93-0622305
Portable Storage Co.	Oregon	93-0677497
Rossman Sanitary Service, Inc.	Oregon	93-0524701
Source Recycling, Inc.	Oregon	93-0676813
United Disposal Service, Inc.	Oregon	93-0625022
Valley Landfills, Inc.	Oregon	93-0623113
Waste Control Systems, Inc.	Oregon	93-0608475
WDTR, Inc.	Oregon	93-0970896
Willamette Resources, Inc.	Oregon	93-0636217
Allied Acquisition Pennsylvania, Inc.	Pennsylvania	52-2038566
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania	86-1020961
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania	86-1024460
BFI Waste Services of Pennsylvania, LLC	Pennsylvania	86-1020962
Greenridge Reclamation, LLC	Pennsylvania	86-1026336
Greenridge Waste Services, LLC	Pennsylvania	86-1026337
McCusker Recycling, Inc.	Pennsylvania	23-2558840
New Morgan Landfill Company, Inc.	Pennsylvania	23-2645522
Flint Hill Road, LLC	South Carolina	86-1014460
NationsWaste Catawba Regional Landfill, Inc.	South Carolina	58-2376936
Allied Waste Industries of Tennessee, Inc.	Tennessee	62-1589834
Barker Brothers Waste, Incorporated	Tennessee	62-1119788
Browning-Ferris Industries of Tennessee, Inc.	Tennessee	62-0566788
Madison County Development, LLC	Tennessee	20-1187869
Northwest Tennessee Disposal Corporation	Tennessee	22-3091901
Action Disposal, Inc.	Texas	74-2679234
Desarrollo del Rancho La Gloria TX, LP	Texas	81-0636822
El Centro Landfill, L.P.	Texas	75-3088544
Frontier Waste Services, L.P.	Texas	76-0604271
Republic Waste Services of Texas, Ltd.	Texas	65-0963067
South Central Texas Land Co. TX, LP	Texas	81-0363867
Total Roll-Offs, L.L.C.	Texas	74-2895613
Allied Waste Transfer Services of Utah, Inc.	Utah	20-2298486
ECDC Environmental, L.C	Utah	87-0507247
Frontier Waste Services (Utah), LLC	Utah	—
Wasatch Regional Landfill, Inc.	Utah	20-0960443
623 Landfill, Inc.	Virginia	59-3800507
Cumberland County Development Company, LLC	Virginia	20-1645866
Obscurity Land Development, LLC	Virginia	20-5046288
Republic Services of Virginia, LLC	Virginia	65-0976277
Rabanco Companies	Washington	91-1312267
Rabanco Recycling, Inc.	Washington	91-1406993

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Rabanco, Ltd.	Washington	91-0714701
WJR Environmental, Inc.	Washington	91-1525369
Sandy Hollow Landfill Corp.	West Virginia	22-3017041

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 to the registration statement on Form S-3 (File No. 333-166469) of Republic Services, Inc. and its subsidiary guarantor registrants is being filed to reflect the deregistration of all of the guarantees of the subsidiary guarantor registrants and the removal from the registration statement of all of the subsidiary guarantor registrants. The registration statement was originally filed on May 3, 2010. This Post-Effective Amendment No. 2 will become effective immediately upon filing with the SEC.

PROSPECTUS

Republic Services, Inc.

Debt Securities

Common Stock

Preferred Stock

Warrants

Stock Purchase Contracts

Stock Purchase Units

Subscription Rights

We may use this prospectus from time to time to offer debt securities, shares of our common stock, shares of our preferred stock, warrants to purchase our debt securities, common stock or preferred stock, stock purchase contracts, stock purchase units and subscription rights. We refer to our debt securities, common stock, preferred stock, warrants, stock purchase contracts, stock purchase units and subscription rights collectively as the “securities.” Any or all of the securities may be offered and sold separately or together. The debt securities and preferred stock may be convertible into or exchangeable or exercisable for other securities. We will provide specific terms of these securities, and the manner in which these securities will be offered, in supplements to this prospectus. The prospectus supplements may also add, update or change information contained in this prospectus.

Our common stock is listed on the New York Stock Exchange under the symbol “RSG.”

Investing in securities involves risks. You should carefully read this prospectus and the applicable prospectus supplement, including the section entitled “Risk Factors” beginning on page 1 of this prospectus, the section entitled “Risk Factors” in the applicable prospectus supplement and risk factors in our periodic reports and other information filed with the Securities and Exchange Commission before investing in our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 21, 2012.

ABOUT THIS PROSPECTUS

This prospectus is part of an “automatic shelf” registration statement that we filed with the Securities and Exchange Commission (the “Commission” or the “SEC”), as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under this shelf registration process, we may sell, from time to time, an indeterminate amount of any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer, which is not meant to be a complete description of any security. Each time that securities are sold, a prospectus supplement containing specific information about the terms of that offering will be provided, including the specific amounts, prices and terms of the securities offered. The prospectus supplement and any other offering material may also add to, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. We urge you to read both this prospectus and any prospectus supplement and any other offering material (including any free writing prospectus) prepared by or on behalf of us for a specific offering of securities, together with additional information described under the heading “Documents Incorporated by Reference into this Prospectus” on page iii of this prospectus and under the heading “Where You Can Find More Information” on page 24 of this prospectus. You should rely only on the information contained or incorporated by reference in this prospectus and any prospectus supplement. We have not authorized anyone to provide you with different information. We are not making an offer to sell or soliciting an offer to purchase these securities in any jurisdiction where the offer or sale is not permitted.

You should not assume that the information contained in this prospectus or any prospectus supplement is accurate on any date other than the date on the front cover of such document or that any information we have incorporated by reference is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus or any prospectus supplement is delivered or securities are sold on a later date. Neither the delivery of this prospectus or any applicable prospectus supplement nor any distribution of securities pursuant to such documents shall, under any circumstances, create any implication that there has been no change in the information set forth in this prospectus or any applicable prospectus supplement or in our affairs since the date of this prospectus or any applicable prospectus supplement.

As used in this prospectus the terms the “Company,” “Republic,” “we,” “us,” and “our” may, depending upon the context, refer to Republic Services, Inc., our consolidated subsidiaries, or to all of them taken as a whole.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any prospectus supplement and the documents incorporated by reference herein and therein contain certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance,” “expect,” “will,” “may,” “anticipate,” “plan,” “estimate,” “project,” “intend,” “should,” “can,” “likely,” “could” and similar expressions are intended to identify forward-looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are:

•

the impact on us of our substantial indebtedness, including our ability to obtain financing on acceptable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements;

•

general economic and market conditions including the current global economic and financial market crisis, inflation and changes in commodity pricing, fuel, labor, risk and health insurance and other variable costs that are generally not within our control, and our exposure to credit and counterparty risk;

•

whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, the recoverability of long-lived assets, the depletion and amortization of landfill development costs, accruals for final capping, closure and post-closure costs, available airspace, valuation allowances for accounts receivable, self-insurance, liabilities for potential litigation, claims and assessments, liabilities for environmental remediation, employee benefit and pension plans, and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate;

•	competition and demand for services in the solid waste industry;

•	the fact that price increases to our customers may not be adequate to offset the impact of increased costs, including labor, third-party disposal and fuel, and may cause us to lose volume;

•	our ability to manage growth and execute our growth strategy;

•

our compliance with, and future changes in, environmental and flow control regulations and our ability to obtain approvals from regulatory agencies in connection with operating and expanding our landfills;

•	our ability to retain our investment grade ratings for our debt;

•	our dependence on key personnel;

•	our dependence on large, long-term collection, transfer and disposal contracts;

•	our business is capital intensive and may consume cash in excess of cash flow from operations;

•	any exposure to environmental liabilities, to the extent not adequately covered by insurance, could result in substantial expenses;

•	risks associated with undisclosed liabilities of acquired businesses;

•	risks associated with pending and future legal proceedings, including litigation, audits or investigations brought by or before any governmental body;

•	severe weather conditions, which could impair our financial results by causing increased costs, loss of revenue, reduced operational efficiency or disruptions to our operations;

•

compliance with existing and future legal and regulatory requirements, including limitations or bans on disposal of certain types of wastes or on the transportation of waste, which could limit our ability to conduct or grow our business, increase our costs to operate or require additional capital expenditures;

•

workforce factors, including potential increases in our expenses if we are required to provide additional funding to any multi-employer pension plan to which we contribute or if a withdrawal event occurs with respect to the Central States Pension Fund or any other multi-employer pension plan to which we contribute, and the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages;

•	the negative effect that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills;

•	changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies; and

•

acts of war, riots or terrorism, including the events taking place in the Middle East and the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States.

The risks included here are not exhaustive. Refer to “Risk Factors” for further discussion regarding our exposure to risks. You should be aware that any forward-looking statement made by us in this prospectus, any prospectus supplement or the documents incorporated herein or therein by reference or elsewhere, speaks only as of the date on which we make it. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any scenarios or results contained in any forward-looking statement made in this prospectus, any prospectus supplement or the documents incorporated herein or therein by reference or elsewhere might not occur. You should not place undue reliance on these forward-looking statements. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date of this prospectus, any prospectus supplement or the documents incorporated by reference, as the case may be, or to reflect the occurrence of unanticipated events.

DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS

We file annual, quarterly and special reports and other information with the SEC. See “Where You Can Find More Information.” The following documents are incorporated into this prospectus by reference:

•	Republic’s Annual Report on Form 10-K for the year ended December 31, 2011;

•	Republic’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012;

•	Republic’s Current Reports on Form 8-K, dated March 30, 2012, April 26, 2012 (with respect to item 5.02), May 2, 2012, May 8, 2012, May 17, 2012 and May 21, 2012;

•

The description of Republic’s common stock, $0.01 par value, contained in Republic’s Registration Statement on Form 8-A originally filed with the Commission on June 30, 1998, including all amendments or reports filed for the purpose of updating the description included therein; and

•

All documents filed by us under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) after the date of the filing of the registration statement of which this prospectus is a part until the offering is terminated (other than Current Reports on Form 8-K or portions thereof furnished under Item 2.02 or 7.01 of Form 8-K and portions of other documents, which under applicable securities laws are deemed furnished and not filed with the Commission).

Any statement made in this prospectus, a prospectus supplement or a document incorporated by reference in this prospectus or a prospectus supplement will be deemed to be modified or superseded for purposes of this prospectus and any applicable prospectus supplement to the extent that a statement contained in an amendment or subsequent amendment to this prospectus or an applicable prospectus supplement, in any subsequent applicable prospectus supplement or in any other subsequently filed document incorporated by reference herein or therein adds, updates or changes that statement. Any statement so affected will not be deemed, except as so affected, to constitute a part of this prospectus or any applicable prospectus supplement.

You may obtain a copy of these filings, excluding exhibits (unless such exhibits are specifically incorporated by reference in such filings), free of charge, by oral or written request directed to: Republic Services, Inc., 18500 North Allied Way, Phoenix, AZ 85054, Attention: Investor Relations, Phone: (480) 627-2700.

Information on Republic’s website is not part of this prospectus, and you should not rely on that information in making your investment decision unless that information is also in this prospectus or has been expressly incorporated by reference into this prospectus.

THE COMPANY

We are the second largest provider of services in the domestic non-hazardous solid waste industry, as measured by revenue. As of March 31, 2012, we provide non-hazardous solid waste collection services for commercial, industrial, municipal and residential customers through 333 collection companies in 39 states and Puerto Rico. We own or operate 192 transfer stations, 191 active solid waste landfills and 74 materials recovery facilities. We also operate 69 landfill gas and renewable energy projects.

We were incorporated as a Delaware corporation in 1996. Our principal and administrative offices are located at 18500 North Allied Way, Phoenix, Arizona 85054. Our telephone number at that location is (480) 627-2700. Our website is located at http://www.republicservices.com. The information on our website is not part of this prospectus.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table shows our ratio of earnings to fixed charges for the three months ended March 31, 2012 and for each of the years ended December 31, 2011, 2010, 2009, 2008 and 2007. You should note that on December 5, 2008 we acquired all the issued and outstanding shares of Allied in a stock-for-stock transaction for an aggregate purchase price of $12.1 billion, which included approximately $5.4 billion of debt, at fair value. For the purpose of computing these ratios, the numerator, earnings, consists of income from continuing operations before provision for income taxes plus interest expense and an estimate of interest within rent expense divided by the denominator, fixed charges, which consists of interest expense including amounts capitalized and an estimate of interest within rent expense.

	Three Months Ended March 31,	Year Ended December 31,
	2012	2011	2010	2009	2008	2007
Ratio of earnings to fixed charges	3.0	2.9	2.6	2.4	2.1	5.6

RISK FACTORS

An investment in our securities involves a high degree of risk. Prior to making a decision about investing in our securities, you should carefully consider the risks and uncertainties described under “Risk Factors” in the applicable prospectus supplement and in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments to such reports, incorporated by reference in the registration statement of which this prospectus is a part, together with all other information contained and incorporated by reference in this prospectus and the applicable prospectus supplement. The risks and uncertainties described herein and therein are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may occur. The occurrence of any of those risks and uncertainties may materially adversely affect our financial condition, results of operations, cash flows or business. In that case, the price or value of our securities could decline and you could lose all or part of your investment. For more information, see “Documents Incorporated by Reference into this Prospectus” on page iii of this prospectus and “Where You Can Find More Information” on page 24 of this prospectus

USE OF PROCEEDS

Unless otherwise described in the applicable prospectus supplement, the net proceeds from the sale of the offered securities will be used for general corporate purposes.

DESCRIPTION OF SECURITIES

This prospectus contains summary descriptions of the debt securities, capital stock, warrants, stock purchase contracts, stock purchase units and subscription rights that we may offer and sell from time to time. These summary descriptions are not meant to be complete descriptions of any security. At the time of an offering and sale, this prospectus together with the accompanying prospectus supplement will contain the material terms of the securities being offered.

DESCRIPTION OF DEBT SECURITIES

This section describes the general terms that will apply to any debt securities we may offer in the future, to which a future prospectus supplement may relate. When we offer debt securities, we will describe in the prospectus supplement that relates to that offering (1) the specific terms of the debt securities and (2) the extent to which the general terms described in this section apply to those debt securities.

The debt securities are to be issued under the indenture, dated as of September 8, 2009, between Republic and The Bank of New York Mellon Trust Company, N.A., as trustee, the indenture, dated as of November 25, 2009, between Republic and U.S. Bank National Association, as trustee, or the indenture, dated as of May 21, 2012, between Republic and Wells Fargo Bank, National Association, as trustee, each of which indentures or form of indenture is included as an exhibit to the registration statement to which this prospectus forms a part. In the discussion that follows, we summarize particular provisions of the indentures. Whenever particular provisions or defined terms in the indentures are referred to in this prospectus, these provisions or defined terms are incorporated by reference in this prospectus. References, in this section only, to “we,” “our” and “us” refer to Republic Services, Inc., exclusive of our subsidiaries. Our discussion of indenture provisions is not complete. You should read the indentures for a more complete understanding of the provisions we describe.

Debt securities offered by this prospectus will be our unsecured unsubordinated obligations and will rank equally with all of our other unsecured and unsubordinated indebtedness from time to time outstanding. The debt securities will be senior to any of our subordinated indebtedness from time to time outstanding and will rank junior to our secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness. The debt securities will also be effectively junior in right of payment to all existing and future liabilities, including trade payables, of our subsidiaries.

General

There is no requirement under any of the indentures that future issues of our debt securities be issued under that indenture, and we will be free to use other indentures or documentation, containing provisions different from those included in the indentures or applicable to one or more series of debt securities, in connection with future issues of such other debt securities.

The indentures provide that the debt securities will be issued in one or more series. The debt securities may be issued at various times and may have differing maturity dates and may bear interest at differing rates. Without the consent of the holders of the debt securities, we may reopen a previous issue of debt securities under an indenture, unless the reopening is restricted when the series of debt securities is created. The prospectus supplement applicable to each series of debt securities will specify:

•	the indenture under which the debt securities are issued;

•	the designation and aggregate principal amount of such debt securities;

•	the percentage of their principal amount at which such debt securities will be issued;

•	the date or dates on which such debt securities will mature;

•	the interest rate or rates, or method of calculation of such rate or rates, on such debt securities, and the date from which such interest shall accrue;

•	the dates on which such interest will be payable or method by which such dates are to be determined;

•	the record dates for payments of interest;

•	the period or periods within which, the price or prices at which, and the terms and conditions upon which, such debt securities may be repaid, in whole or in part, at our option;

•

the place or places, if any, in addition to or in the place of our office or the office of the trustee, where the principal of (and premium, if any) and interest, if any, on such debt securities shall be payable and where notices to us shall be sent; and

•	other specific terms applicable to such debt securities.

In addition to describing the specific terms of the applicable series of debt securities, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to such series of debt securities.

Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be denominated in United States dollars in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption

Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be redeemable, as a whole or in part, at our option, at any time or from time to time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the debt securities to be redeemed, and

(2) the sum of the present values of the remaining scheduled payments of principal and interest on the debt securities to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus a specified number of basis points, which we will set forth in a prospectus supplement.

In the case of each of clauses (1) and (2), accrued interest will be payable to the redemption date.

Holders of debt securities to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days before the date fixed for redemption. If fewer than all of the debt securities of any series are to be redeemed, the trustee will select, at least 30 and not more than 60 days prior to the redemption date, the particular debt securities or portions thereof for redemption from the outstanding debt securities of such series not previously called by such method as the trustee deems fair and appropriate.

On and after the redemption date, interest will cease to accrue on the debt securities or any portion of the debt securities called for redemption unless we default in the payment of the redemption price and accrued interest. On or before the redemption date, we will deposit with a paying agent (or the trustee) money sufficient to pay the redemption price of and accrued interest on the debt securities to be redeemed.

For purposes of the foregoing discussion of an optional redemption, the following definitions apply:

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the debt securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such debt securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means any of the firms set forth in the prospectus supplement with respect to any series of debt securities, or, if all of such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by us.

“Reference Treasury Dealer” means (1) any of the firms set forth in the prospectus supplement with respect to any series of debt securities and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), we will substitute for such firm another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with us.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by any Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to such Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.

Change of Control Triggering Event

Unless otherwise indicated in the applicable prospectus supplement, upon the occurrence of a Change of Control Triggering Event with respect to the debt securities of any series, unless we have exercised our right to redeem the debt securities of that series as described under “— Optional Redemption,” each holder of debt securities of that series will have the right to require us to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s debt securities of that series pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of holders of debt securities of that series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the debt securities of that series, or at our option, prior to any Change of Control but after the public announcement of the pending Change of Control, we will be required to send, by first class mail, a notice to each holder of debt securities of the applicable series, with a copy to the trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, we will, to the extent lawful: (1) accept or cause a third party to accept for payment all debt securities or portions of debt securities properly tendered pursuant to the Change of Control Offer; (2) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all debt securities or portions of debt securities properly tendered; and (3) deliver or cause to be delivered to the trustee the debt securities accepted together with an officers’ certificate stating the aggregate principal amount of debt securities or portions of debt securities being repurchased.

We will not be required to make a Change of Control Offer with respect to the debt securities of the applicable series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by us and such third party purchases all the debt securities properly tendered and not withdrawn under its offer.

We will comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the debt securities of the applicable series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the debt securities, we will comply with those securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Offer provisions of the debt securities by virtue of any such conflict.

For purposes of the foregoing discussion of a Change of Control Offer, the following definitions apply:

“Change of Control” means the occurrence of any of the following after the date of issuance of the debt securities:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Republic Services, Inc. and its Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to Republic Services, Inc. or one of its Subsidiaries;

(2) the consummation of any transaction (including any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of Republic Services, Inc. or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of our Voting Stock representing more than 50% of the voting power of our outstanding Voting Stock;

(3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where our Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(4) during any period of 24 consecutive calendar months, the majority of the members of our board of directors shall no longer be composed of individuals (a) who were members of our board of directors on the first day of such period or (b) whose election or nomination to our board of directors was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of our board of directors or, if directors are nominated by a committee of our board of directors, constituting at the time of such nomination, at least a majority of such committee; or

(5) the adoption of a plan relating to our liquidation or dissolution.

“Change of Control Triggering Event” means, with respect to the debt securities of any series, the debt securities of that series cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by us of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). If a Rating Agency is not providing a rating for the debt securities of any series at the commencement of any Trigger Period, the debt securities of that series will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by us under the circumstances permitting us to select a replacement agency.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

“Rating Agency” means each of Moody’s and S&P; provided, that if either of Moody’s or S&P ceases to rate the debt securities of any series or fails to make a rating of the debt securities of that series publicly available for reasons outside our control, we may appoint another “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act as a replacement for such Rating Agency, provided, that we shall give notice of such appointment to the trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” of any Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Republic Services, Inc. and its Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the applicability of the requirement that we offer to repurchase the debt securities as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Republic Services, Inc. and its Subsidiaries taken as a whole to another Person or group may be uncertain.

In addition, under a Delaware Chancery Court interpretation of a change of control repurchase requirement with a continuing director provision, a board of directors may approve a slate of shareholder-nominated directors without endorsing them or while simultaneously recommending and endorsing its own slate instead. The foregoing interpretation would permit our board to approve a slate of directors that included a majority of dissident directors nominated pursuant to a proxy contest, and the ultimate election of such dissident slate would not constitute a “Change of Control Triggering Event” that would trigger your right to require us to repurchase your debt securities as described above.

Certain Covenants

Unless otherwise indicated in the applicable prospectus supplement, the following restrictions will apply to each series of debt securities:

Restrictions on Liens.    We will not, and will not permit any Restricted Subsidiary to, Incur any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property of ours or a Restricted Subsidiary, whether such shares of stock, Indebtedness or other obligations of a Subsidiary or Principal Property is owned at the date of the applicable indenture or thereafter acquired, without in any such case effectively providing that all the debt securities issued under the applicable indenture will be directly secured equally and ratably with such Lien. These restrictions do not apply to:

(1) the Incurrence of any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the applicable indenture (including acquisitions by way of merger or consolidation) by us or a Restricted Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any Lien upon any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the applicable indenture existing at the time of such acquisition, or the acquisition of any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property subject to any Lien without the assumption thereof, provided that every such Lien referred to in this clause (1) shall attach only to the shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property so acquired and fixed improvements thereon;

(2) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property existing on the date the debt securities are initially issued;

(3) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property in favor of Republic Services, Inc. or any Restricted Subsidiary;

(4) any Lien on Principal Property being constructed or improved securing loans to finance such construction or improvements;

(5) any Lien on shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property Incurred in connection with the issuance of tax-exempt government obligations; or

(6) any renewal of or substitution for any Lien permitted by any of the preceding clauses (1) through (5), provided, in the case of a Lien permitted under clause (1), (2) or (4), the debt secured is not increased nor the Lien extended to any additional assets.

Notwithstanding the foregoing, we or any Restricted Subsidiary may create or assume Liens in addition to those permitted by clauses (1) through (6), and renew, extend or replace such Liens, provided that at the time of such creation, assumption, renewal, extension or replacement of such Lien, and after giving effect thereto, together with any sale and leaseback transactions entered into pursuant to the provisions of the indentures described below in the last paragraph under “— Certain Covenants — Limitation on Sale and Leaseback Transactions,” Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

For the purposes of this “Restrictions on Liens” covenant and the “Limitation on Sale and Leaseback Transactions” covenant, the giving of a guarantee that is secured by a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property, and the creation of a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property to secure Indebtedness that existed prior to the creation of such Lien, shall be deemed to involve the creation of Indebtedness in an amount equal to the principal amount guaranteed or secured by such Lien.

Given the size of our operations, at any given time we expect to have very few or no Principal Properties and, accordingly, very few or no Restricted Subsidiaries.

Limitation on Sale and Leaseback Transactions.    The indentures provide that we will not, and will not permit any Restricted Subsidiary to, sell or transfer, directly or indirectly, except to us or a Restricted Subsidiary, any Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property, except a lease for a period of two years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, we or any Restricted Subsidiary may sell any such Principal Property and lease it back for a longer period:

(1) if we or such Restricted Subsidiary would be entitled, pursuant to the provisions of the indentures described above under “— Certain Covenants — Restrictions on Liens,” to create a mortgage on the property to be leased securing Funded Debt in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the outstanding debt securities issued under the applicable indenture; or

(2) if we promptly inform the trustee of such transaction, the net proceeds of such transaction are at least equal to the fair market value (as determined by board resolution) of such property, and we cause an amount equal to the net proceeds of the sale to be applied to the retirement, within 180 days after receipt of such proceeds, of Funded Debt Incurred or assumed by us or a Restricted Subsidiary (including debt securities issued under the applicable indenture); provided further that, in lieu of applying all or any part of such net proceeds to such retirement, we may, within 75 days after such sale or transfer, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or notes evidencing Funded Debt of ours (which may include debt securities issued under the applicable indenture) or of a Restricted Subsidiary previously authenticated and delivered by the applicable trustee, and not theretofore tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such notes or debentures. If we so deliver debentures or notes to the applicable trustee and an officer’s certificate to the trustee for the debt securities, the amount of cash that we will be required to apply to the retirement of Funded Debt will be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of such debentures or notes, or if there are no such redemption prices, the principal amount of such debentures or notes, provided, that in the case of debentures or notes which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of the maturity thereof, such amount of cash shall be reduced by the amount of principal of such debentures or notes that would be due and payable as of the date of such application upon a declaration of acceleration of the maturity thereof pursuant to the terms of the indenture pursuant to which such debentures or notes were issued; or

(3) if we, within 180 days after the sale or transfer, apply or cause a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or the fair market value of the Principal Property (or portion thereof) so sold and leased back at the time of entering into such sale and leaseback transaction (in either case as determined by board resolution) to purchase other Principal Property having a fair market value at least equal to the fair market value of the Principal Property (or portion thereof) sold or transferred in such sale and leaseback transaction.

Notwithstanding the foregoing, we or any Restricted Subsidiary may enter into sale and leaseback transactions in addition to those permitted in the foregoing paragraph and without any obligation to retire any outstanding notes or other Funded Debt, provided that at the time of entering into such sale and leaseback transactions and after giving effect thereto, together with any Liens created, assumed or otherwise incurred pursuant to the provisions of the indentures described above in the second paragraph under “— Certain Covenants — Restrictions on Liens,” Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

Definitions.    Set forth below are certain defined terms used in the indentures. Reference is made to the indentures for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided. These definitions may be changed as described in a prospectus supplement.

“Attributable Debt” means, when used in connection with a sale and leaseback transaction, at any date of determination, the product of (1) the net proceeds from such sale and leaseback transaction multiplied by (2) a fraction, the numerator of which is the number of full years of the term of the lease relating to the property involved in such sale and leaseback transaction (without regard to any options to renew or extend such term) remaining at the date of the making of such computation and the denominator of which is the number of full years of the term of such lease measured from the first day of such term.

“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (including partnership interests) in (however designated) the equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

“Consolidated Net Tangible Assets” means, as of any date, the total amount of assets of Republic Services, Inc. and its Subsidiaries on a consolidated basis (less applicable reserves and other properly deductible items) after deducting therefrom (1) all current liabilities (excluding any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed or which are supported by other borrowings with a maturity of more than 12 months from the date of calculation), (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (3) appropriate adjustments on account of minority interests of other Persons holding stock of Republic Services, Inc.’s Subsidiaries, all as set forth on the most recent balance sheet of Republic Services, Inc. and its consolidated Subsidiaries (but, in any event, as of a date within 120 days of the date of determination), in each case excluding intercompany items and computed in accordance with generally accepted accounting principles.

“Exempted Debt” means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined with respect to any series of debt securities: (1) Indebtedness of Republic Services, Inc. and the Restricted Subsidiaries Incurred after the date of the supplemental indenture under which a series of debt securities is created and secured by Liens created, assumed or otherwise Incurred or permitted to exist pursuant to the provisions of the indentures described above under “— Certain Covenants — Restrictions on Liens” and (2) Attributable Debt of Republic Services, Inc. and the Restricted Subsidiaries in respect of all sale and leaseback transactions with regard to any Principal Property entered into pursuant to the provisions of the indentures described above under “— Certain Covenants — Limitation on Sale and Leaseback Transactions.”

“Funded Debt” means all Indebtedness for borrowed money, including purchase money indebtedness, having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

“Incur” means to issue, assume, guarantee, incur or otherwise become liable for. The terms “Incurred,” “Incurrence” and “Incurring” shall each have a correlative meaning.

“Indebtedness” means with respect to any Person at any date of determination (without duplication), indebtedness for borrowed money or indebtedness evidenced by bonds, notes, debentures or other similar instruments given to finance the acquisition of any businesses, properties or assets of any kind (including, without limitation, capital stock or other equity interests in any Person).

“Lien” with respect to any property or assets, means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but not including the interest of a lessor under a lease that is an operating lease under generally accepted accounting principles.

“Principal Property” means any land, land improvements or building, together with the land upon which it is erected and fixtures comprising a part thereof, in each case, owned or leased by us or any Restricted Subsidiary and located in the United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 2% of Consolidated Net Tangible Assets but not including such land, land improvements, buildings or portions thereof which is financed through the issuance of tax-exempt governmental obligations, or any such property that has been determined by a board resolution not to be of material importance to the respective businesses conducted by us or such Restricted Subsidiary effective as of the date such resolution is adopted by our board of directors.

“Restricted Subsidiary” means any Subsidiary of the Company which, at the time of determination, owns or is a lessee pursuant to a capital lease of any Principal Property.

“Subsidiary” of a Person means, with respect to any Person, any corporation, association, partnership or other business entity of which at least a majority of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

Consolidation, Merger or Sale of Substantially All Assets

Unless otherwise indicated in the applicable prospectus supplement, we may consolidate or merge with, or sell all or substantially all of our assets to, another corporation as long as the surviving corporation is organized under the laws of the United States or any state thereof or the District of Columbia and the consolidation, merger or sale does not create a default under the indentures. The resulting or acquiring corporation must assume all of our obligations under the indentures, including the payment of all amounts due on the debt securities and performance of the covenants. Under these circumstances, if our properties or assets become subject to a Lien not permitted by the indentures, we will equally and ratably secure the debt securities issued under the applicable indenture.

Filing of Financial Statements

The indentures require us to file quarterly and annual financial statements with the Commission.

Events of Default

Unless otherwise indicated in the applicable prospectus supplement, an event of default under each indenture with respect to any series of debt securities includes the following:

•	failure to pay interest on the debt securities of that series for 30 days;

•	failure to pay principal on the debt securities of that series when due;

•

failure to perform any of the other covenants or agreements in the indenture relating to the debt securities of that series that continues for 60 days after notice to us by the trustee or holders of at least 25% in principal amount of the debt securities of that series then outstanding (for purposes of the financial statement reporting covenant, the 60-day grace period will be extended to 365 days);

•

failure to pay when due any Indebtedness of ours or any Restricted Subsidiary having an aggregate principal amount outstanding of at least $25.0 million that continues for 25 days after notice to us by the trustee or holders of at least 25% in principal amount of debt securities of that series then outstanding; or

•	certain events of bankruptcy, insolvency or reorganization relating to us or any Restricted Subsidiary.

Each indenture provides that the trustee will, with certain exceptions, notify the holders of debt securities of any series of any event that is, or after notice or passage of time or both would be, an event of default with respect to that series within 90 days after receiving notice of the occurrence of such event.

If an event of default (other than with respect to certain events of bankruptcy, insolvency or reorganization) occurs and is continuing with respect to the debt securities of any series, the trustee or the holders of not less than 25% in principal amount of the debt securities then outstanding of that series may declare the principal amount, premium, if any, and accrued interest thereon to be due and payable. In that case, subject to certain conditions, the holders of a majority in principal amount of the debt securities of that series then outstanding can rescind and annul such declaration and its consequences. If an event of default with respect to certain events of bankruptcy, insolvency or reorganization occurs and is continuing, then all of the debt securities will ipso facto become and be due and payable immediately in an amount equal to the principal amount of the debt securities, together with accrued and unpaid interest, if any, to the date the debt securities become due and payable, without any declaration or other act on the part of the trustee or any holder.

In the event of a declaration of acceleration because an event of default related to the failure to pay when due any Indebtedness having an aggregate principal amount outstanding of at least $25.0 million has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the default triggering such event of default shall be remedied or cured by us or the relevant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

We are required to file an annual officers’ certificate with each trustee concerning our compliance with the applicable indenture. Subject to the provisions of the indentures relating to the duties of the trustee, the trustee is not obligated to exercise any of its rights or powers at the request or direction of any of the holders unless they have offered the trustee security or indemnity satisfactory to the trustee. If the holders provide security or indemnity satisfactory to the trustee, the holders of a majority in principal amount of the outstanding debt securities of the applicable series during an event of default may direct the time, method and place of conducting any proceeding for any remedy available to the trustee under the applicable indenture or exercising any of the trustee’s trusts or powers with respect to the debt securities.

Prior to the acceleration of the maturity of the debt securities of any series, the holders of not less than a majority in aggregate principal amount of the outstanding debt securities of that series may on behalf of the holders of all outstanding debt securities of that series waive any past default or event of default and its consequences, except a default or event of default (a) in the payment of the principal of, premium, if any, or interest on any debt security of that series (which may only be waived with the consent of each holder of debt securities affected) or (b) in respect of a covenant or a provision of the applicable indenture which cannot be modified or amended without the consent of the holder of each debt security outstanding affected by such modification or amendment.

Modification and Amendment of the Indentures

We and the guarantors, if any, may enter into supplemental indentures to each indenture with the applicable trustee without the consent of the holders of the debt securities to, among other things:

•	evidence the assumption by a successor corporation of our obligations;

•	add covenants for the benefit of the holders of one or more series of the debt securities;

•	create a new series of debt securities under the applicable indenture;

•	cure any ambiguity or correct any inconsistency in the applicable indenture;

•	add guarantees or security; and

•	make any change that does not adversely affect the rights of holders of the debt securities.

With the consent of the holders of a majority in principal amount of the debt securities of any series then outstanding and affected, we and the guarantors, if any, may execute supplemental indentures with the trustee to add provisions, to change or eliminate any provision of the applicable indenture or any supplemental indenture, or to modify the rights of the holders of the debt securities so affected.

Without the consent of the holders of each outstanding debt security of all series affected, no supplemental indenture will, among other things:

•	reduce the percentage in principal amount of the debt securities of that series, the consent of the holders of which is required for any such supplemental indenture;

•

reduce the principal amount of the debt securities of that series or their interest rate or change the stated maturity of or extend the time for payment of interest on the debt securities of that series;

•	reduce the premium payable upon redemption of the debt securities of that series or change the time when the debt securities of that series may or shall be redeemed;

•

amend, change or modify our obligation to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event in accordance with “— Change of Control Triggering Event” above after such Change of Control Triggering Event has occurred, including amending, changing or modifying any definition related thereto;

•	impair the right to institute suit for the enforcement of the debt securities of that series;

•	reduce the percentage in principal amount of the debt securities of that series required for waiver of compliance with certain provisions of the applicable indenture or certain defaults; or

•

modify any other provisions with respect to modification and waiver, except to increase the percentage required for any modification or waiver or to provide that other provisions of the applicable indenture may not be modified or waived without the consent of the holders of each outstanding debt security.

Defeasance and Covenant Defeasance

The debt securities will be subject to defeasance and covenant defeasance as provided in the applicable indenture or any applicable supplemental indenture.

Except as otherwise described in a prospectus supplement, at our option, we: (1) will be discharged from all obligations under the applicable indenture in respect of the debt securities of a particular series (except for certain obligations to exchange or register the transfer of the debt securities of that series, replace stolen, lost or mutilated debt securities of that series, maintain paying agencies and hold monies for payment in trust); or (2) need not comply with certain restrictive covenants of the applicable indenture (including the restrictions on Liens, the limitations on sale and lease back transactions and the requirement to make a Change of Control Offer) with respect to the debt securities of that series, in each case if we deposit with the trustee, in trust, money or U.S. government obligations (or a combination thereof) sufficient, in the opinion of a certified public accountant, to pay the principal of and any premium or interest on the debt securities of that series when due. To select option (1) above, we must provide the trustee with an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case, to the effect that, and based thereon such opinion of counsel shall confirm that, holders and beneficial owners of the debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred. To select option (2) above, we must provide the trustee with an opinion of counsel to the effect that the holders and beneficial owners of the debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

If we exercise our option under (2) above with respect to the debt securities of a particular series and the debt securities of that series are declared due and payable because of the occurrence of any event of default other than default with respect to such obligations, the amount of money and U.S. government obligations on deposit with the trustee will be sufficient to pay amounts due on the debt securities of that series at the time of their stated maturity but may not be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from such event of default. We would remain liable, however, for such amounts.

Satisfaction and Discharge

An indenture will be discharged as to all outstanding debt securities of a particular series when:

•

either (1) all of the debt securities of such series authenticated and delivered (other than (i) lost, stolen or destroyed debt securities of such series that have been replaced or paid in accordance with the indenture or (ii) all debt securities of such series for whose payment money has been deposited in trust or segregated and held in trust by us and thereafter repaid to us or discharged from such trust) have been delivered to the trustee for cancellation; or (2) all debt securities of such series not delivered to the trustee for cancellation (i) have become due and payable or (ii) will become due and payable at their stated maturity within one year; and we have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust an amount in U.S. dollars sufficient to pay and discharge the entire indebtedness on the debt securities of such series not theretofore delivered to the trustee for cancellation;

•	we have paid or caused to be paid all other sums payable by us under the indenture; and

•

we have delivered to the trustee an officers’ certificate and an opinion of independent counsel each stating that (i) all conditions precedent relating to the satisfaction and discharge have been complied with, (ii) no default with respect to the debt securities of such series has occurred and is continuing and (iii) such deposit does not result in a breach or violation of, or constitute a default under, the indenture or any other agreement or instrument to which we are a party.

Governing Law

The indentures will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry System

Unless otherwise indicated in the applicable prospectus supplement, each series of debt securities initially will be represented by one or more global securities deposited with The Depository Trust Company (“DTC”) and registered in the name of DTC’s nominee. Except under the circumstances described below, we will not issue debt securities in definitive form.

Upon the issuance of a global security, DTC will credit on its book-entry registration and transfer system the accounts of persons designated by the underwriters or other purchasers with the respective principal amounts of the debt securities represented by the global security. Ownership of beneficial interests in a global security is limited to persons that have accounts with DTC or its nominee (“participants”) or persons that may hold interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership may be effected only through, records maintained by DTC or its nominee (for interests of persons who are participants) and records maintained by participants (for interests of persons who are not participants).

DTC or its nominee will be considered the sole owner or holder of the debt securities represented by a global security for all purposes under the indentures. Except as provided below, owners of beneficial interests in a global security will not be entitled to have debt securities represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of debt securities in definitive form, and will not be considered the owners of record or holders of debt securities under the indentures.

We will make principal and interest payments on each series of debt securities registered in the name of DTC or its nominee to DTC or its nominee as the registered holder of the relevant global security. None of us, the trustee, any paying agent nor the registrar for the debt securities will have any responsibility or liability for any aspect of the records relating to, or payment made on account of, beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

We expect that DTC or its nominee, upon receipt of any payment of principal or interest, will credit immediately participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the relevant global security as shown on the records of DTC or its nominee. We also expect that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

If DTC at any time is unwilling or unable to continue as a depositary and we do not appoint a successor depositary within 90 days, we will issue debt securities in definitive form in exchange for the entire global security. In addition, we may at any time and in our sole discretion determine not to have any particular series of debt securities represented by a global security and, in such event, we will issue debt securities in definitive form in exchange for the entire global security with respect to such series. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery in definitive form of debt securities represented by such global security equal in principal amount to such beneficial interest and to have such debt securities registered in the owner’s name. Debt securities so issued in definitive form will be issued as registered debt securities in denominations of $2,000 and integral multiples of $1,000 in excess thereof, unless we specify otherwise.

The information in this section concerning DTC and its book-entry system has been obtained from sources that we believe to be reliable, but we do not take responsibility for its accuracy.

DESCRIPTION OF CAPITAL STOCK

General

Under our charter, our authorized capital stock consists of 750 million shares of common stock, par value of $.01 per share, and 50 million shares of preferred stock, par value $.01 per share. As of April 17, 2012, there were 370,231,465 shares of our common stock outstanding (excluding treasury shares of 33,228,427) and no shares of preferred stock outstanding.

Common Stock

This section describes the general terms that apply to any common stock we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of our common stock in the applicable prospectus supplement do not purport to be complete and are subject to and are qualified in their entirety by reference to our certificate of incorporation and bylaws, in each case as amended, which are included as exhibits to the registration statement of which this prospectus forms a part, and the applicable provisions of the laws of Delaware, our state of incorporation.

Our common stock is listed on the New York Stock Exchange and trades under the symbol “RSG.” The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock we may issue in the future.

Common Stock Outstanding.    The outstanding shares of our common stock are duly authorized, validly issued, fully paid and nonassessable.

Voting Rights.    Each holder of a share of our common stock is entitled to one vote for each share held of record on the applicable record date on all matters submitted to a vote of stockholders. Except for elections of directors, all matters properly presented to the stockholders are decided by a majority vote of the voting power of shares present in person or by proxy at a stockholders’ meeting and entitled to vote thereon. Uncontested elections of directors are decided by a majority of the votes cast with respect to that director’s election, and contested elections of directors are decided by a plurality of the votes cast.

Preemptive Rights.    Holders of shares of our common stock have no preemptive right to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.

Dividend Rights.    Subject to the preferential rights of any series of preferred stock outstanding from time to time, the holders of shares of our common stock are entitled to such cash dividends as may be declared from time to time by our board of directors from funds available for such purpose.

Liquidation Rights.    Subject to the preferential rights of any series of preferred stock outstanding from time to time, upon our liquidation, dissolution or winding up, the holders of shares of our common stock are entitled to receive pro rata all of our assets available for distribution to such holders.

Preferred Stock

This section describes the general terms that apply to any series of preferred stock we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of any series of preferred stock in the applicable prospectus supplement do not purport to be complete and are subject to and are qualified in their entirety by reference to our certificate of incorporation and bylaws, in each case as amended, which are included as exhibits to the registration statement of which this prospectus forms a part, the certificate of designations governing the series of preferred stock, and the applicable provisions of the laws of Delaware, our state of incorporation.

Subject to limitations prescribed by Delaware law and our certificate of incorporation, our board of directors is authorized to issue, without action by the holders of our common stock, preferred stock in series and to establish from time to time the number of shares of preferred stock to be included in the series and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series, and such other subjects or matters as may be fixed by resolution of our board of directors or one of its duly authorized committees. As of the date of this prospectus, we have not issued any shares of preferred stock.

The prospectus supplement relating to any series of preferred stock we may offer will describe the specific terms of the series of preferred stock it covers. These terms may include the following with respect to any series of preferred stock:

•	the title and stated value of the shares of preferred stock;

•	the number of shares of the series offered and the offering price of such shares;

•	the voting power, if any, of holders of shares and, if voting power is limited, the circumstances under which such holders may be entitled to vote;

•	the rate of dividends, if any, the extent of further participation in dividend distributions, if any, and whether dividends shall be cumulative or non-cumulative;

•	whether or not such series shall be redeemable, and, if so, the terms and conditions upon which shares shall be redeemable;

•	the extent, if any, to which such series shall have the benefit of any sinking fund provision for the redemption or purchase of shares;

•	the rights, if any, of such series, in the event of our dissolution, liquidation or winding up of our affairs;

•	if applicable, the dividend rate(s), period(s) and/or payment date(s) or the method(s) of calculating them;

•	if applicable, the date from which dividends on shares shall cumulate;

•	the procedures for any auction and remarketing, if any, for shares;

•	any listing of the shares on any securities exchange;

•

the terms and conditions, if applicable, upon which shares will be convertible into shares of common stock or other securities, including the conversion price or manner of calculating the conversion price;

•	whether interests in shares will be represented by global securities;

•	the relative ranking and preferences of shares as to dividend rights and rights upon liquidation, dissolution or winding up of our affairs;

•

any limitations on issuance of any series of shares of preferred stock ranking senior to or on a parity with the series of shares of preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of our affairs;

•	any limitations on direct or beneficial ownership and restrictions on transfer of shares; and

•	any additional rights, preferences, qualifications, limitations and restrictions of the series.

In addition to describing the specific terms of the applicable series of preferred stock, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to such series of preferred stock.

Any shares of preferred stock sold hereunder, or issued upon conversion, exercise or exchange of other securities sold hereunder, will be duly authorized, validly issued and, to the extent provided in the applicable certificate of designations, fully paid and nonassessable. This means that, to the extent provided in the applicable certificate of designations, you have paid the full purchase price for your shares and will not be assessed any additional amount for your shares.

Our board of directors will designate the transfer agent and registrar for each series of preferred stock and the exchange or market on which such series will be listed or eligible for trading, if any, at the time it authorized such series.

To the extent that applicable law or the applicable certificate of designations provides that holders of shares of a series of preferred stock are entitled to voting rights, each holder shall be entitled to vote ratably (relative to each other such holder) on all matters submitted to a vote of such holders. Each holder may exercise such vote either in person or by proxy.

Antitakeover Effects of Certain Provisions

Our certificate of incorporation and bylaws and Delaware statutory law contain certain provisions that could make the acquisition of our company by means of a tender offer, a proxy contest or otherwise more difficult. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our certificate of incorporation and bylaws, which are filed as exhibits to the registration statement of which this prospectus is a part.

Number of Directors, Removal; Filling Vacancies.    Our bylaws provide that the business and affairs of our company will be managed by or under the direction of a board of directors, consisting of not more than 13 members, the exact number thereof to be determined from time to time by resolution of the board of directors. Our bylaws also provide that no director may be removed with or without cause before the expiration of his or her term of office except by vote of the stockholders at a meeting called for such a purpose. In addition, our bylaws provide that any vacancy on our board of directors that results from an increase in the number of directors or any vacancy created by death, removal or resignation may be filled either by the board of directors or by the stockholders.

Special Meeting.    Our bylaws provide that special meetings of stockholders may be called by our board of directors or our president, unless otherwise prescribed by statute. The business permitted to be conducted at any special meeting of stockholders is limited to the purposes specified in the notice of meeting given by our company.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election of directors, or to bring other business before an annual meeting of stockholders.

The stockholder notice procedure provides that only persons who are nominated by, or at the direction of, our board of directors, or by a stockholder who has given timely written notice to the Secretary of our company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The stockholder notice procedure provides that at an annual meeting only such business may be conducted as (1) is pursuant to the notice of meeting, (2) has been brought before the meeting by, or at the direction of, our board of directors or (3) has been brought before the meeting by a stockholder of record entitled to vote that has given timely written notice to the Secretary of our company of such stockholder’s intention to bring proper business before the meeting. Under the stockholder notice procedure, for stockholder notice in respect of the annual meeting of our stockholders to be timely, such notice must be delivered to our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, the notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made.

Under the stockholder notice procedure, a stockholder’s notice to our company proposing to nominate a person for election as a director must contain certain information, including the identity and address of the nominating stockholder, the class and number of shares of stock that are beneficially owned by such stockholder, and as to each person whom the stockholder proposes to nominate for election or reelection as a director, (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) a description of certain monetary agreements and material relationships between the nominating stockholder and the nominee, (3) a written questionnaire completed by the nominee with respect to the background and qualification of such nominee and the background of any other person or entity on whose behalf the nomination is being made and (4) a written representation and agreement from the nominee that the nominee does not have certain conflicts of interest. Under the stockholder notice procedure, a stockholder’s notice relating to the conduct of business other than the nomination of directors must contain certain information about the proposed business and about the proposing stockholder, including a brief description of the business the stockholder proposes to bring before the meeting, the text of the proposed business, the reasons for conducting such business at such meeting, and any material interest of such stockholder in the business so proposed. If the chairman of the meeting determines that a nomination or any business proposed to be brought before the meeting was not made or proposed, as the case may be, in accordance with the stockholder notice procedure, then such defective proposal or nomination shall be disregarded.

By requiring advance notice of nominations by stockholders, the stockholder notice procedure affords our board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders about those qualifications. By requiring advance notice of other proposed business, the stockholder notice procedure also provides a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our board of directors, provides our board of directors with an opportunity to inform stockholders, prior to meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board of director’s position regarding action to be taken with respect to such business. All of this allows stockholders to better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

Although our bylaws do not give our board of directors any power to approve or disapprove stockholder nominations for the election of directors or proper stockholder proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed. They also may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to our company and stockholders.

Record Date Procedure for Stockholder Action by Written Consent.    Our bylaws establish a procedure for the fixing of a record date in respect of corporate action proposed to be taken by our stockholders by written consent in lieu of a meeting. Our bylaws provide that any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to our Secretary, request the board of directors to fix a record date. Our bylaws state that our board of directors shall adopt a resolution fixing such requested record date within 10 days after the date upon which the request is received. If our board of directors fails within 10 days after we receive such notice to fix a record date, the bylaws provide that the record date shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to us unless prior action by our board of directors is required under the Delaware General Corporation Law (the “DGCL”), in which event the record date shall be at the close of business on the date on which our board of directors adopts the resolution taking such prior action. Our bylaws also provide that nationally recognized independent inspectors of elections shall promptly conduct a ministerial review of the validity of any written consents of stockholders duly delivered to us, and no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to us that the duly delivered consents represent at least the minimum number of votes that would be necessary to take the corporate action.

Stockholder Meetings.    Our bylaws provide that our board of directors and the chairman of a meeting may adopt rules and regulations for the conduct of stockholder meetings as they deem appropriate (including the establishment of an agenda, rules relating to presence at the meeting of persons other than stockholders, restrictions on entry at the meeting after commencement thereof and the imposition of time limitations for questions by participants at the meeting).

Preferred Stock.    Our certificate of incorporation authorizes our board of directors to provide for the issuance of shares of preferred stock in one or more series and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

We believe that the ability of our board of directors to issue one or more series of preferred stock provides us with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs that might arise. The authorized shares of the preferred stock, as well as shares of common stock, will be available for issuance without further action by our stockholders, unless action is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. The New York Stock Exchange currently requires stockholder approval as a prerequisite to listing shares in several instances, including in some cases where the present or potential issuance of shares could result in a 20 percent increase in the number of share of common stock outstanding or in the amount of voting securities outstanding. If the approval of our stockholders is not required for the issuance of shares of preferred stock or common stock, our board of directors may determine not to seek stockholder approval.

Although our board of directors has no intention at the present time of doing so, it could issue a series of preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. Our board of directors will make any determination to issue such shares based on its judgment as to the best interests of our company and stockholders. Our board of directors, in so acting, could issue preferred stock having terms that could discourage an acquisition attempt through which an acquirer may be able to change the composition of our board of directors, including a tender offer or other transaction that some, or a majority, of our stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock.

Amendment of Certain Provisions of the Certificate of Incorporation and Bylaws.    Under the DGCL, the stockholders of a corporation have the right to adopt, amend or repeal the bylaws and, with the approval of the board of directors, the certificate of incorporation of a corporation. In addition, if the certificate of incorporation so provides, the bylaws may be adopted, amended or repealed by the board of directors. Our certificate of incorporation provides that the bylaws may be amended or repealed by our board of directors.

Antitakeover Legislation.    Section 203 of the DGCL provides that, subject to certain exceptions, a corporation shall not engage in any “business combination” with any “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder unless: (1) prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (2) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares); or (3) on or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. Section 203 of the DGCL generally defines an “interested stockholder” to include (x) any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date and (y) the affiliates and associates of any such person. Section 203 of the DGCL generally defines a “business combination” to include (i) mergers and sales or other dispositions of 10% or more of the assets of the corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions that would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

Under certain circumstances, Section 203 of the DGCL makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period, although the certificate of incorporation or stockholder-adopted bylaws may exclude a corporation from the restrictions imposed thereunder. Neither our certificate of incorporation nor our bylaws exclude our company from the restrictions imposed upon Section 203 of the DGCL. We anticipate that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring our company to negotiate in advance with our board of directors because the stockholder approval requirement would be avoided if our board of directors approves, prior to the time the stockholder becomes an interested stockholder, either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

DESCRIPTION OF WARRANTS

This section describes the general terms that apply to any warrants we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of warrants in the applicable prospectus supplement do not purport to be complete and are subject to and are qualified in their entirety by reference to the applicable warrant agreement that we will enter into at the time of issue.

We may issue warrants to purchase debt securities, preferred stock, common stock or other securities. We may issue warrants independently or together with other securities. Warrants sold with other securities may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a bank or trust company, as warrant agent, that we will name in the prospectus supplement. The warrant agent will act solely as our agent in connection with the warrants and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants.

The prospectus supplement relating to any warrants we offer will include specific terms relating to the offering. These terms may include some or all of the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the designation and terms of the securities purchasable upon exercise of such warrants and the number of such securities issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

In addition to describing the specific terms of the warrants, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to the warrants.

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

This section describes the general terms that apply to any stock purchase contracts or stock purchase units we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of stock purchase contracts or stock purchase units in the applicable prospectus supplement do not purport to be complete and are subject to and are qualified in their entirety by reference to the stock purchase contract agreement or stock purchase unit agreement, as applicable, that we will enter into at the time of issue and, if applicable, collateral arrangements and depositary arrangements relating to such stock purchase contracts or stock purchase units.

We may issue stock purchase contracts, including contracts obligating holders to purchase from or sell to us, and obligating us to sell to or purchase from the holders, a specified number of shares of common stock or other securities at a future date or dates, which we refer to in this prospectus as stock purchase contracts. The price per share of the securities and the number or amount of the securities may be fixed at the time the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts, and may be subject to adjustment under anti-dilution formulas. The stock purchase contracts may be issued separately or as part of units consisting of a stock purchase contract and debt securities, common securities, preferred securities, warrants or debt obligations of third parties, including U.S. treasury securities, any other securities described in the applicable prospectus supplement or any combination of the foregoing, securing the holders’ obligations to purchase the securities under the stock purchase contracts, which we refer to herein as stock purchase units. The stock purchase contracts may require holders to secure their obligations under the stock purchase contracts in a specified manner. The stock purchase contracts also may require us to make periodic payments to the holders of the stock purchase contracts or the stock purchase units, as the case may be, or vice versa, and those payments may be unsecured or pre-funded on some basis.

The prospectus supplement relating to any stock purchase contracts or stock purchase units we may offer will describe the specific terms of the stock purchase contracts or stock purchase units it covers, including, if applicable, collateral or depositary arrangements. In addition to describing the specific terms of the stock purchase contracts or stock purchase units, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to the stock purchase contracts or stock purchase units, as applicable.

DESCRIPTION OF SUBSCRIPTION RIGHTS

This section describes the general terms that apply to any subscription rights we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of subscription rights in the applicable prospectus supplement do not purport to be complete and are subject to and are qualified in their entirety by reference to the subscription rights agreement that we will enter into at the time of issue.

We may issue subscription rights to purchase common stock, preferred stock, debt securities or other securities. These subscription rights may be issued independently or together with any other security offered by us and may or may not be transferable by the securityholder receiving the subscription rights in such offering. In connection with any offering of subscription rights, we may enter into a standby arrangement with one or more underwriters or other purchasers pursuant to which the underwriters or other purchasers may be required to purchase up to all of the securities remaining unsubscribed for after such offering.

The prospectus supplement relating to any subscription rights we may offer will describe the specific terms of the subscription rights it covers. These terms may include the following:

•	the price, if any, for the subscription rights;

•	the exercise price payable for each security upon the exercise of the subscription right;

•	the number of subscription rights issued to each securityholder;

•	the number and terms of each security that may be purchased per each subscription right;

•	any provisions for adjustment of the number or amount of securities receivable upon exercise of the subscription rights or the exercise price of the subscription rights;

•	the extent to which the subscription rights are transferable;

•	any other terms of the subscription rights, including the terms, procedures and limitations relating to the exchange and exercise of the subscription rights;

•	the date on which the right to exercise the subscription rights shall commence, and the date on which the subscription rights shall expire;

•	the extent to which the subscription rights may include an over-subscription privilege with respect to unsubscribed securities; and

•	if applicable, the material terms of any standby underwriting or purchase arrangement entered into by us in connection with the offering of subscription rights.

In addition to describing the specific terms of the subscription rights, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to the subscription rights.

PLAN OF DISTRIBUTION

We may offer and sell the securities being offered by this prospectus from time to time in one or more of the following ways:

•	to underwriters or dealers for resale to the public or to institutional investors;

•	directly to institutional investors;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents to the public or to institutional investors;

•	by pledge to secure debts and other obligations;

•	through the writing of options or other hedging or derivative transactions;

•	through a combination of any of these methods of sale; or

•	through any other method permitted pursuant to applicable law.

The prospectus supplement with respect to each series of securities will state the terms of the offering of the securities, including:

•	the name or names of any underwriters, dealers or agents;

•	the purchase price of the securities and the net proceeds to be received by us from the sale;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchange on which the securities may be listed.

If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including:

•	privately negotiated transactions;

•	at a fixed public offering price or prices, which may be changed;

•	in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act;

•	at prices related to prevailing market prices; or

•	at negotiated prices.

Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities may be offered either to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of common shares, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of common shares. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or a post-effective amendment to this registration statement.

If indicated in an applicable prospectus supplement, we may sell the securities through agents from time to time. The applicable prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment. We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The delayed delivery contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth any commissions we pay for solicitation of these delayed delivery contracts.

Offered securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreements, if any, with us and its compensation will be described in the applicable prospectus supplement.

Agents, underwriters and other third parties described above may be entitled to indemnification by us against certain civil liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, underwriters and such other third parties may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

Each series of securities will be a new issue of securities and will have no established trading market, other than our common stock, which is listed on the New York Stock Exchange. Any common stock sold will be listed on the New York Stock Exchange, upon official notice of issuance. The securities other than the common stock may or may not be listed on a national securities exchange, and we cannot assure you that there will be a secondary market for any such securities or liquidity in the secondary market if one develops. Any underwriters to whom we sell securities for public offering and sale may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice.

LEGAL MATTERS

Certain legal matters in connection with the securities offered pursuant to this prospectus will be passed upon by Mayer Brown LLP, Chicago, Illinois. Any underwriters will be advised about legal matters by their own counsel, who will be named in a prospectus supplement to the extent required by law.

EXPERTS

The consolidated financial statements of Republic Services, Inc. included in Republic Services, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011, and the effectiveness of Republic Services, Inc.’s internal controls over financial reporting as of December 31, 2011, have been audited by Ernst & Young LLP, independent registered public accountants, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement on Form S-3 with the SEC under the Securities Act to register the securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information identified in the registration statement. For further information about us and the securities offered by means of this prospectus, we refer you to the registration statement and the exhibits filed as a part of the registration statement. Statements contained in this prospectus as to the contents of any contract or other document filed as an exhibit to the registration statement are not necessarily complete. If a contract or document has been filed as an exhibit to the registration statement, we refer you to the copy of the contract or document that has been filed.

We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934. In accordance with those requirements, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any document we file at the SEC’s public reference room at the following location:

100 F Street, N.E.

Washington, D.C., 20549

You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and the procedure for obtaining copies.

The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The documents we file with the SEC, including the registration statement and the documents incorporated by reference into this prospectus, are available on that website at http://www.sec.gov. Our common stock is listed on the New York Stock Exchange under the symbol “RSG,” and you can obtain information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005. Certain information is also available on our website at http://www.republicservices.com.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses we will bear in connection with the issuance and distribution of the securities registered hereby:

SEC registration fee	(1)
Printing expenses	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Trustee fees and expenses	(2)
Miscellaneous	(2)
Total	(2)

(1)	Deferred pursuant to Rule 456(b) under the Securities Act and calculated in connection with an offering of securities under this registration statement pursuant to Rule 457(r) under the Securities Act.
(2)	These fees cannot be estimated at this time as they are calculated based on the securities offered and the number of issuances. An estimate of the aggregate expenses in connection with the sale and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers

The following summary is qualified in its entirety by reference to the complete text of the statutes referred to below and to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), and bylaws.

The Certificate provides that we shall indemnify, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the “DGCL”), each person who is involved in any litigation or other proceeding because such person is or was a Republic director or officer or was serving at our request as a director, officer, employee or agent of another enterprise, against all expense (including attorney’s fees), loss or liability reasonably incurred or suffered in connection therewith. The Certificate provides that a person entitled to indemnification under the Certificate shall be paid expenses incurred in defending any proceeding in advance of its final disposition upon our receipt of an undertaking, by or on behalf of the director or officer, to repay all amounts so advanced if it is ultimately determined that such director or officer is not entitled to indemnification.

Section 145 of the DGCL permits a corporation to indemnify any director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director or officer of the corporation, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reason to believe his conduct was unlawful. In a derivative action (i.e., one brought by or on behalf of the corporation), however, indemnification may be made only for expenses, actually and reasonably incurred by any director or officer in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit was brought shall determine that the defendant is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Pursuant to Section 102(b)(7) of the DGCL, the Certificate eliminates the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (i) from any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) from any transaction from which the director derived an improper personal benefit.

We may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Republic or another corporation, partnership, joint venture, trust or other enterprise. Under an insurance policy maintained by us, our directors and officers and the directors and officers of each of the co-registrants are insured, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of certain claims, actions, suits or proceedings, and certain liabilities which might be imposed as a result of such claims, actions, suits or proceedings, which may be brought against them by reason of being or having been such directors or officers.

Item 16.	Exhibits

A list of exhibits filed with this registration statement is contained in the index to exhibits beginning on page II-93, which is incorporated by reference.

Item 17.	Undertakings

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the registrant or used or referred to by the registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the registrant or its securities provided by or on behalf of the registrant; and

(iv) Any other communication that is an offer in the offering made by the registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) To supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

(8) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Republic Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

REPUBLIC SERVICES, INC.

By:	/s/ DONALD W. SLAGER
Donald W. Slager
President and Chief Executive Officer (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ DONALD W. SLAGER* Donald W. Slager	President, Chief Executive Officer and Director (principal executive officer)

/s/ TOD C. HOLMES* Tod C. Holmes	Executive Vice President and Chief Financial Officer (principal financial officer)

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Senior Vice President and Chief Accounting Officer (principal accounting officer)

/s/ JAMES W. CROWNOVER* James W. Crownover	Chairman of the Board

/s/ WILLIAM J. FLYNN* William J. Flynn	Director

/s/ MICHAEL LARSON* Michael Larson	Director

/s/ NOLAN LEHMANN* Nolan Lehmann	Director

/s/ W. LEE NUTTER* W. Lee Nutter	Director

/s/ RAMON A. RODRIGUEZ* Ramon A. Rodriguez	Director

/s/ ALLAN C. SORENSEN* Allan C. Sorensen	Director

Signature	Title

/s/ JOHN M. TRANI* John M. Trani	Director

/s/ MICHAEL W. WICKHAM* Michael W. Wickham	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule A hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule A hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President and Director (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule B hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule B hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule C hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule C hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule D hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule D hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule E hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule E hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule F hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule F hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President and Director (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule G hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule G hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule H hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule H hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule I hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule I hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule J hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule J hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ BRIAN A. BALES* Brian A. Bales	Director

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule K hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule K hereto

By:	/s/ DONALD W. SLAGER
Donald W. Slager
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ DONALD W. SLAGER* Donald W. Slager	President, Chief Executive Officer and Director (principal executive officer)

/s/ TOD C. HOLMES* Tod C. Holmes	Chief Financial Officer and Director (principal financial officer)

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Chief Accounting Officer (principal accounting officer)

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule L hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule L hereto

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President and Director of Allied Waste Landfill Holdings, Inc.

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Allied Waste Landfill Holdings, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director of Allied Waste Landfill Holdings, Inc.

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule M hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule M hereto

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

By:	Allied Waste North America, Inc., as General Partner

By:	/s/ DONALD W. SLAGER
Donald W. Slager
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President and Director of Allied Waste Landfill Holdings, Inc.

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Allied Waste Landfill Holdings, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director of Allied Waste Landfill Holdings, Inc. and Chief Accounting Officer of Allied Waste North America, Inc.

/s/ DONALD W. SLAGER* Donald W. Slager	President, Chief Executive Officer and Director of Allied Waste North America, Inc.

/s/ TOD C. HOLMES* Tod C. Holmes	Chief Financial Officer and Director of Allied Waste North America, Inc.

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule N hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule N hereto

By:	Allied Waste North America, Inc., as General Partner

By:	/s/ DONALD W. SLAGER
Donald W. Slager
President and Chief Executive Officer

By:	Browning-Ferris Industries of Tennessee, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ DONALD W. SLAGER* Donald W. Slager	President, Chief Executive Officer and Director of Allied Waste North America, Inc.

/s/ TOD C. HOLMES* Tod C. Holmes	Chief Financial Officer and Director of Allied Waste North America, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Chief Accounting Officer of Allied Waste North America, Inc. and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ BRIAN A. BALES* Brian A. Bales	President and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ EDWARD A. LANG, III Edward A. Lang	Vice President — Finance, Treasurer and Director of Browning-Ferris Industries of Tennessee, Inc.

*By:	/s/ EDWARD A. LANG, III Edward A. Lang, III Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule O hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule O hereto

By: Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President of Republic Waste Services of Texas GP, Inc.

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director of Republic Waste Services of Texas GP, Inc.

/s/ BRIAN A. BALES* Brian A. Bales	Director of Republic Waste Services of Texas GP, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director of Republic Waste Services of Texas GP, Inc.

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule P hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule P hereto

By: BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President and Director of BFI Energy Systems of Southeastern Connecticut, Inc.

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of BFI Energy Systems of Southeastern Connecticut, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director of BFI Energy Systems of Southeastern Connecticut, Inc.

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Q hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule Q hereto

By: Republic Services, Inc., as General Partner

By:	/s/ DONALD W. SLAGER
Donald W. Slager
President and Chief Executive Officer

By: Zakaroff Services, as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ DONALD W. SLAGER* Donald W. Slager	President, Chief Executive Officer and Director Of Republic Services, Inc.

/s/ TOD C. HOLMES* Tod C. Holmes	Executive Vice President and Chief Financial Officer of Republic Services, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Senior Vice President and Chief Accounting Officer of Republic Services, Inc. and Director of Zakaroff Services

/s/ JAMES W. CROWNOVER* James W. Crownover	Chairman of the Board of Republic Services, Inc.

/s/ WILLIAM J. FLYNN* William J. Flynn	Director of Republic Services, Inc.

/s/ MICHAEL LARSON* Michael Larson	Director of Republic Services, Inc.

/s/ NOLAN LEHMANN* Nolan Lehmann	Director of Republic Services, Inc.

/s/ W. LEE NUTTER* W. Lee Nutter	Director of Republic Services, Inc.

/s/ RAMON A. RODRIGUEZ* Ramon A. Rodriguez	Director of Republic Services, Inc.

Signature	Title

/s/ ALLAN C. SORENSEN* Allan C. Sorensen	Director of Republic Services, Inc.

/s/ JOHN M. TRANI* John M. Trani	Director of Republic Services, Inc.

/s/ MICHAEL W. WICKHAM* Michael W. Wickham	Director of Republic Services, Inc.

/s/ BRIAN A. BALES* Brian A. Bales	President and Director of Zakaroff Services

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director of Zakaroff Services

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule R hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule R hereto

By: Rabanco Recycling, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

By: Rabanco, Ltd., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President of Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ BRIAN A. BALES* Brian A. Bales	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule S hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule S hereto

By: Republic Services of Florida GP, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President of Republic Services of Florida GP, Inc.

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer and Director of Republic Services of Florida GP, Inc.

/s/ BRIAN A. BALES* Brian A. Bales	Director of Republic Services of Florida GP, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Director of Republic Services of Florida GP, Inc.

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule T hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule T hereto

By: Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President of Republic Services of Georgia GP, LLC

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer of Republic Services of Georgia GP, LLC

Republic Services, Inc.	Managing Member of Republic Services of Georgia GP, LLC

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule U hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule U hereto

By: Republic Services, Inc., as General Partner

By:	/s/ DONALD W. SLAGER
Donald W. Slager
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ DONALD W. SLAGER* Donald W. Slager	President, Chief Executive Officer and Director Of Republic Services, Inc.

/s/ TOD C. HOLMES* Tod C. Holmes	Executive Vice President and Chief Financial Officer of Republic Services, Inc.

/s/ CHARLES F. SERIANNI* Charles F. Serianni	Senior Vice President and Chief Accounting Officer of Republic Services, Inc.

/s/ JAMES W. CROWNOVER* James W. Crownover	Chairman of the Board of Republic Services, Inc.

/s/ WILLIAM J. FLYNN* William J. Flynn	Director of Republic Services, Inc.

/s/ MICHAEL LARSON* Michael Larson	Director of Republic Services, Inc.

/s/ NOLAN LEHMANN* Nolan Lehmann	Director of Republic Services, Inc.

/s/ W. LEE NUTTER* W. Lee Nutter	Director of Republic Services, Inc.

/s/ RAMON A. RODRIGUEZ* Ramon A. Rodriguez	Director of Republic Services, Inc.

/s/ ALLAN C. SORENSEN* Allan C. Sorensen	Director of Republic Services, Inc.

Signature	Title

/s/ JOHN M. TRANI* John M. Trani	Director of Republic Services, Inc.

/s/ MICHAEL W. WICKHAM* Michael W. Wickham	Director of Republic Services, Inc.

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule V hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule V hereto

By: Republic Services of Wisconsin GP, LLC, as General Partner

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President of Republic Services of Wisconsin GP, LLC

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer of Republic Services of Wisconsin GP, LLC

Republic Services, Inc.	Managing Member of Republic Services of Wisconsin GP, LLC

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule W hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule W hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc., as General Partner

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule X hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule X hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Y hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule Y hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Landfill Holdings, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Z hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule Z hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AA hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule AA hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BB hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule BB hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CC hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule CC hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DD hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule DD hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EE hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule EE hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FF hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule FF hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GG hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule GG hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HH hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule HH hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Aviation, Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule II hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule II hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule JJ hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Green Power, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KK hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule KK hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LL hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule LL hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Bridgeton Landfill, LLC		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MM hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule MM hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries of Ohio, Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NN hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule NN hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Georgia, Limited Partnership		Managing Member

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OO hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule OO hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PP hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule PP hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule QQ hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

County Disposal (Ohio), Inc.		Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RR hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule RR hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Liberty Waste Services of Illinois L.L.C.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SS hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule SS hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

ECDC Holdings, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule TT hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule TT hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule UU hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule UU hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Frontier Waste Services, L.P.	Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule VV hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule VV hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Services of North America, LLC	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule WW hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule WW hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

American Disposal Services of Illinois, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule XX hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule XX hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule YY hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule YY hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Systems, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule ZZ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule ZZ hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Ohio Hauling, LLC	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AAA hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule AAA hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BBB hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012

On behalf of each Subsidiary Guarantor listed on Schedule BBB hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CCC hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule CCC hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JEFF D. ANDREWS* Jeff D. Andrews	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of California Holding Company, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DDD hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule DDD hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EEE hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule EEE hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FFF hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule FFF hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Michigan Holding Company, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GGG hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule GGG hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Continental Waste Industries, L.L.C.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HHH hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule HHH hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule III hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule III hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ RONALD KRALL* Ronald Krall	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJJ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule JJJ hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries of Tennessee, Inc.	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KKK hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule KKK hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Waste, Limited Partnership	Managing Member

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LLL hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule LLL hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Brenham Total Roll-Offs, LP	Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MMM hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule MMM hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ BRIAN A. BALES* Brian A. Bales	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Central Virginia Properties, LLC	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NNN hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule NNN hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ ROBERT BOUCHER* Robert Boucher	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By:	/s/ EDWARD A. LANG, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OOO hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule OOO hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ JACK PERKO* Jack Perko	President (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc. as General Partner

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PPP hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 21, 2012.

On behalf of each Subsidiary Guarantor listed on Schedule PPP hereto

By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 21, 2012.

Signature	Title

/s/ DONALD W. SLAGER* Donald W. Slager	President and Chief Executive Officer (principal executive officer)

/s/ EDWARD A. LANG, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ DONALD W. SLAGER*
Name:	Donald W. Slager
Title:	President and Chief Executive Officer

*By:	/s/ EDWARD A. LANG, III
Edward A. Lang, III
Attorney-in-Fact

SCHEDULE A

SUBSIDIARY GUARANTORS

Action Disposal, Inc.

Ada County Development Company, Inc.

ADS, Inc.

ADS of Illinois, Inc.

Alabama Recycling Services, Inc.

Allied Acquisition Pennsylvania, Inc.

Allied Acquisition Two, Inc.

Allied Enviroengineering, Inc.

Allied Nova Scotia, Inc.

Allied Waste Alabama, Inc.

Allied Waste Company, Inc.

Allied Waste Hauling of Georgia, Inc.

Allied Waste Holdings (Canada) Ltd.

Allied Waste Industries (New Mexico), Inc.

Allied Waste Industries of Georgia, Inc.

Allied Waste Industries of Northwest Indiana, Inc.

Allied Waste Industries (Southwest), Inc.

Allied Waste Landfill Holdings, Inc.

Allied Waste of California, Inc.

Allied Waste of Long Island, Inc.

Allied Waste of New Jersey, Inc.

Allied Waste Rural Sanitation, Inc.

Allied Waste Services of Colorado, Inc.

Allied Waste Systems Holdings, Inc.

Allied Waste Systems, Inc.

Allied Waste Transportation, Inc.

American Disposal Services of New Jersey, Inc.

American Disposal Services, Inc.

American Disposal Transfer Services of Illinois, Inc.

American Materials Recycling Corp.

American Sanitation, Inc.

American Transfer Company, Inc.

Area Disposal, Inc.

Atlantic Waste Holding Company, Inc.

Attwoods of North America, Inc.

Autoshred, Inc.

AWIN Leasing Company, Inc.

AWIN Management, Inc.

BBCO, Inc.

BFI Atlantic, Inc.

BFI Energy Systems of Albany, Inc.

BFI Energy Systems of Delaware County, Inc.

BFI Energy Systems of Essex County, Inc.

BFI Energy Systems of Hempstead, Inc.

BFI Energy Systems of Niagara II, Inc.

BFI Energy Systems of Niagara, Inc.

BFI Energy Systems of SEMASS, Inc.

BFI Energy Systems of Southeastern Connecticut, Inc.

BFI REF-FUEL, INC.

BFI Trans River (GP), Inc.

Borrow Pit Corp.

Browning-Ferris Industries Chemical Services, Inc.

Browning-Ferris Industries of Florida, Inc.

Browning-Ferris Industries of Illinois, Inc.

Browning-Ferris Industries of New Jersey, Inc.

Browning-Ferris Industries of New York, Inc.

Browning-Ferris Industries of Tennessee, Inc.

Browning-Ferris Services, Inc.

Bunting Trash Service, Inc.

CECOS International, Inc.

Charter Evaporation Resource Recovery Systems

County Disposal, Inc.

Delta Dade Recycling Corp.

Delta Paper Stock, Co.

Delta Site Development Corp.

Delta Waste Corp.

Eagle Industries Leasing, Inc.

ECDC Environmental of Humboldt County, Inc.

ECDC Holdings, Inc.

Evergreen Scavenger Service, Inc.

G. Van Dyken Disposal Inc.

General Refuse Rolloff Corp.

Georgia Recycling Services, Inc.

Golden Waste Disposal, Inc.

Great Lakes Disposal Service, Inc.

Gulfcoast Waste Service, Inc.

Illinois Recycling Services, Inc.

Ingrum Waste Disposal, Inc.

Island Waste Services Ltd.

Jetter Disposal, Inc.

La Cañada Disposal Company, Inc.

Liberty Waste Holdings, Inc.

Louis Pinto & Son, Inc., Sanitation Contractors

Lucas County Land Development, Inc.

Manumit of Florida, Inc.

Midway Development Company, Inc.

Mississippi Waste Paper Company

Mountain Home Disposal, Inc.

NationsWaste Catawba Regional Landfill, Inc.

NationsWaste, Inc.

Ncorp, Inc.

Pinal County Landfill Corp.

Portable Storage Co.

Preble County Landfill, Inc.

Price & Sons Recycling Company

R.C. Miller Enterprises, Inc.

Resource Recovery, Inc.

Risk Services, Inc.

Rock Road Industries, Inc.

Ross Bros. Waste & Recycling Co.

Royal Holdings, Inc.

S & S Recycling, Inc.

San Marcos NCRRF, Inc.

Sanitary Disposal Service, Inc.

Shred — All Recycling Systems, Inc.

Standard Disposal Services, Inc.

Standard Waste, Inc.

Suburban Transfer, Inc.

Summit Waste Systems, Inc.

Tate’s Transfer Systems, Inc.

Taylor Ridge Landfill, Inc.

Tennessee Union County Landfill, Inc.

The Ecology Group, Inc.

Total Solid Waste Recyclers, Inc.

Tri-State Recycling Services, Inc.

Tri-State Refuse Corporation

Vining Disposal Service, Inc.

Waste Control Systems, Inc.

Wastehaul, Inc.

SCHEDULE B

SUBSIDIARY GUARANTORS

Adrian Landfill, Inc.

Allied Waste Industries of Illinois, Inc.

Allied Waste Services of Stillwater, Inc.

American Disposal Services of Kansas, Inc.

American Disposal Services of Illinois, Inc.

Belleville Landfill, Inc.

Bond County Landfill, Inc.

Brickyard Disposal & Recycling, Inc.

CC Landfill, Inc.

Central Sanitary Landfill, Inc.

Citizens Disposal, Inc.

City-Star Services, Inc.

Clarkston Disposal, Inc.

Dempsey Waste Systems II, Inc.

Dinverno, Inc.

DTC Management, Inc.

East Chicago Compost Facility, Inc.

Environmental Development Corp. (DE)

Environmental Reclamation Company

Environtech, Inc.

Fred Barbara Trucking Co., Inc.

Harland’s Sanitary Landfill, Inc.

Illinois Landfill, Inc.

Illinois Valley Recycling, Inc.

Kankakee Quarry, Inc.

LandComp Corporation

Lee County Landfill, Inc.

Loop Recycling, Inc.

Loop Transfer, Incorporated

Northlake Transfer, Inc.

Oakland Heights Development, Inc.

Oscar’s Collection System of Fremont, Inc.

Ottawa County Landfill, Inc.

Pittsburg County Landfill, Inc.

RCS, Inc.

Roxana Landfill, Inc.

Saline County Landfill, Inc.

Sangamon Valley Landfill, Inc.

Sauk Trail Development, Inc.

Standard Environmental Services, Inc.

Streator Area Landfill, Inc.

Suburban Warehouse, Inc.

Sunset Disposal, Inc.

Thomas Disposal Service, Inc.

Upper Rock Island County Landfill, Inc.

Wayne County Landfill IL, Inc.

Williams County Landfill Inc.

Woodlake Sanitary Service, Inc.

SCHEDULE C

SUBSIDIARY GUARANTORS

Agri-Tech, Inc. of Oregon

Albany-Lebanon Sanitation, Inc.

Allied Waste Industries (Arizona), Inc.

Allied Waste Services of Page, Inc.

Allied Waste Transfer Services of Utah, Inc.

Apache Junction Landfill Corporation

Bio-Med of Oregon, Inc.

Borrego Landfill, Inc.

Browning-Ferris Industries of California, Inc.

Capitol Recycling and Disposal, Inc.

Central Arizona Transfer, Inc.

Cocopah Landfill, Inc.

Copper Mountain Landfill, Inc.

Corvallis Disposal Co.

Dallas Disposal Co.

Delta Container Corporation

Denver RL North, Inc.

Elder Creek Transfer & Recovery, Inc.

Forward, Inc.

Grants Pass Sanitation, Inc.

Imperial Landfill, Inc.

Independent Trucking Company

International Disposal Corp. of California

Keller Canyon Landfill Company

Keller Drop Box, Inc.

Lathrop Sunrise Sanitation Corporation

McInnis Waste Systems, Inc.

Mesa Disposal, Inc.

Otay Landfill, Inc.

Palomar Transfer Station, Inc.

Peltier Real Estate Company

Rabanco Recycling, Inc.

Rabanco, Ltd.

Ramona Landfill, Inc.

Rossman Sanitary Service, Inc.

Source Recycling, Inc.

Sunrise Sanitation Service, Inc.

Sunset Disposal Service, Inc.

Sycamore Landfill, Inc.

United Disposal Service, Inc.

Valley Landfills, Inc.

Wasatch Regional Landfill, Inc.

WDTR, Inc.

Willamette Resources, Inc.

WJR Environmental, Inc.

SCHEDULE D

SUBSIDIARY GUARANTORS

American Disposal Services of Missouri, Inc.

American Disposal Services of West Virginia, Inc.

Automated Modular Systems, Inc.

BFI Transfer Systems of New Jersey, Inc.

BFI Waste Systems of New Jersey, Inc.

Browning-Ferris, Inc.

Browning-Ferris Industries, Inc.

Browning-Ferris Industries of Ohio, Inc.

Celina Landfill, Inc.

Cherokee Run Landfill, Inc.

County Disposal (Ohio), Inc.

County Landfill, Inc.

F. P. McNamara Rubbish Removal, Inc.

Lake Norman Landfill, Inc.

Newco Waste Systems of New Jersey, Inc.

New Morgan Landfill Company, Inc.

Noble Road Landfill, Inc.

Port Clinton Landfill, Inc.

R.C. Miller Refuse Service, Inc.

Tom Luciano’s Disposal Service, Inc.

Tricil (N.Y.), Inc.

Waste Services of New York, Inc.

SCHEDULE E

SUBSIDIARY GUARANTORS

Allied Waste Industries of Tennessee, Inc.

Delta Resources Corp.

GEK, Inc.

SCHEDULE F

SUBSIDIARY GUARANTORS

A D A J Corporation

Atlas Transport, Inc.

Bay Collection Services, Inc.

Bay Environmental Management, Inc.

Bay Landfills, Inc.

Bay Leasing Company, Inc.

McCusker Recycling, Inc.

Ohio Republic Contracts, II, Inc.

Ohio Republic Contracts, Inc.

Perdomo & Sons, Inc.

Republic Services Aviation, Inc.

Republic Services Holding Company, Inc.

Republic Services of Florida LP, Inc.

Republic Services of California Holding Company, Inc.

Republic Services of Indiana LP, Inc.

Republic Services of Michigan Holding Company, Inc.

Republic Services Real Estate Holding, Inc.

Republic Waste Services of Texas LP, Inc.

RI/Alameda Corp.

Sandy Hollow Landfill Corp.

Zakaroff Services

SCHEDULE G

SUBSIDIARY GUARANTORS

Berkeley Sanitary Service, Inc.

BLT Enterprises of Oxnard, Inc.

Crockett Sanitary Service, Inc.

Golden Bear Transfer Services, Inc.

Republic Dumpco, Inc.

Republic Environmental Technologies, Inc.

Republic Silver State Disposal, Inc.

Richmond Sanitary Service, Inc.

Solano Garbage Company

West Contra Costa Energy Recovery Company

West Contra Costa Sanitary Landfill, Inc.

West County Landfill, Inc.

West County Resource Recovery, Inc.

SCHEDULE H

SUBSIDIARY GUARANTORS

623 Landfill, Inc.

Calvert Trash Systems, Incorporated

Honeygo Run Reclamation Center, Inc.

SCHEDULE I

SUBSIDIARY GUARANTORS

Arc Disposal Company, Inc.

Barker Brothers Waste, Incorporated

Compactor Rental Systems of Delaware, Inc.

CWI of Illinois, Inc.

CWI of Missouri, Inc.

FLL, Inc.

Northwest Tennessee Disposal Corporation

Reliable Disposal, Inc.

Southern Illinois Regional Landfill, Inc.

Tay-Ban Corporation

Tri-County Refuse Service, Inc.

SCHEDULE J

SUBSIDIARY GUARANTORS

Envirocycle, Inc.

Republic Services of Florida GP, Inc.

Republic Waste Services of Texas GP, Inc.

Schofield Corporation of Orlando

SCHEDULE K

SUBSIDIARY GUARANTORS

Allied Waste North America, Inc.

SCHEDULE L

SUBSIDIARY GUARANTORS

Abilene Landfill TX, LP

BFI Transfer Systems of Texas, LP

BFI Waste Services of Indiana, LP

BFI Waste Services of Texas, LP

BFI Waste Systems of Indiana, LP

Blue Ridge Landfill TX, LP

Brenham Total Roll-Offs, LP

Camelot Landfill TX, LP

Cefe Landfill TX, LP

Crow Landfill TX, L.P.

Desarrollo del Rancho La Gloria TX, LP

El Centro Landfill, L.P.

Ellis County Landfill TX, LP

Fort Worth Landfill TX, LP

Frontier Waste Services, L.P.

Galveston County Landfill TX, LP

Giles Road Landfill TX, LP

Golden Triangle Landfill TX, LP

Greenwood Landfill TX, LP

Gulf West Landfill TX, LP

Itasca Landfill TX, LP

Kerrville Landfill TX, LP

Lewisville Landfill TX, LP

Mars Road TX, LP

McCarty Road Landfill TX, LP

Mesquite Landfill TX, LP

Mexia Landfill TX, LP

Panama Road Landfill, TX, L.P.

Pine Hill Farms Landfill TX, LP

Pleasant Oaks Landfill TX, LP

Rio Grande Valley Landfill TX, LP

Royal Oaks Landfill TX, LP

South Central Texas Land Co. TX, LP

Southwest Landfill TX, LP

Tessman Road Landfill TX, LP

Turkey Creek Landfill TX, LP

Victoria Landfill TX, LP

Whispering Pines Landfill TX, LP

SCHEDULE M

SUBSIDIARY GUARANTORS

Benton County Development Company

Clinton County Landfill Partnership

County Line Landfill Partnership

Illiana Disposal Partnership

Jasper County Development Company Partnership

Key Waste Indiana Partnership

Lake County C & D Development Partnership

Newton County Landfill Partnership

Springfield Environmental General Partnership

Tippecanoe County Waste Services Partnership

Warrick County Development Company

SCHEDULE N

SUBSIDIARY GUARANTORS

Benson Valley Landfill General Partnership

Green Valley Landfill General Partnership

Morehead Landfill General Partnership

SCHEDULE O

SUBSIDIARY GUARANTORS

Republic Waste Services of Texas, Ltd.

RWS Transport, L.P.

SCHEDULE P

SUBSIDIARY GUARANTORS

BFI Energy Systems of Southeastern Connecticut, Limited Partnership

SCHEDULE Q

SUBSIDIARY GUARANTORS

Oceanside Waste & Recycling Services

SCHEDULE R

SUBSIDIARY GUARANTORS

Rabanco Companies

SCHEDULE S

SUBSIDIARY GUARANTORS

Republic Services of Florida, Limited Partnership

SCHEDULE T

SUBSIDIARY GUARANTORS

Republic Services of Georgia, Limited Partnership

SCHEDULE U

SUBSIDIARY GUARANTORS

Republic Services of Indiana, Limited Partnership

SCHEDULE V

SUBSIDIARY GUARANTORS

Republic Services of Wisconsin, Limited Partnership

SCHEDULE W

SUBSIDIARY GUARANTORS

Agricultural Acquisitions, LLC

SCHEDULE X

SUBSIDIARY GUARANTORS

Allied Green Power, LLC

Allied Gas Recovery Systems, L.L.C.

Allied Transfer Systems of New Jersey, LLC

Allied Waste Systems of New Jersey, LLC

Allied Waste Transfer Services of Lima, LLC

Anson County Landfill NC, LLC

AWIN Leasing II, LLC

BFI Waste Services, LLC

Bridgeton Landfill, LLC

Browning-Ferris Industries, LLC

Cumberland County Development Company, LLC

E Leasing Company, LLC

Flint Hill Road, LLC

Harrison County Landfill, LLC

Jackson County Landfill, LLC

Jefferson Parish Development Company, LLC

Little Creek Landing, LLC

Missouri City Landfill, LLC

N Leasing Company, LLC

New York Waste Services, LLC

Obscurity Land Development, LLC

Polk County Landfill, LLC

Prince George’s County Landfill, LLC

S Leasing Company, LLC

San Diego Landfill Systems, LLC

St. Bernard Parish Development Company, LLC

St. Joseph Landfill, LLC

Wayne County Land Development, LLC

SCHEDULE Y

SUBSIDIARY GUARANTORS

Allied Services, LLC

SCHEDULE Z

SUBSIDIARY GUARANTORS

Allied Waste Environmental Management Group, LLC

C & C Expanded Sanitary Landfill, LLC

SCHEDULE AA

SUBSIDIARY GUARANTORS

Allied Waste Niagara Falls Landfill, LLC

Allied Waste Recycling Services of New Hampshire, LLC

Allied Waste Systems of Michigan, LLC

Allied Waste Systems of Pennsylvania, LLC

Allied Waste Transfer Services of New York, LLC

Allied Waste Transfer Services of North Carolina, LLC

Allied Waste Transfer Services of Rhode Island, LLC

BFI Transfer Systems of Pennsylvania, LLC

SCHEDULE BB

SUBSIDIARY GUARANTORS

Allied Waste of New Jersey-New York, LLC

Allied Waste Services of Massachusetts, LLC

Allied Waste Sycamore Landfill, LLC

BFI Transfer Systems of Maryland, LLC

BFI Transfer Systems of Massachusetts, LLC

BFI Transfer Systems of Virginia, LLC

BFI Waste Services of Pennsylvania, LLC

BFI Waste Systems of Virginia, LLC

Brunswick Waste Management Facility, LLC

Greenridge Reclamation, LLC

Greenridge Waste Services, LLC

Lee County Landfill SC, LLC

Menands Environmental Solutions, LLC

Northeast Landfill, LLC

SCHEDULE CC

SUBSIDIARY GUARANTORS

Allied Waste Services of North America, LLC

Allied Waste Systems of Indiana, LLC

Allied Waste Systems of North Carolina, LLC

BFI Waste Systems of North America, LLC

Crescent Acres Landfill, LLC

Sand Valley Holdings, L.L.C.

SCHEDULE DD

SUBSIDIARY GUARANTORS

Allied Waste Systems of Arizona, LLC

Allied Waste Systems of Colorado, LLC

Allied Waste Systems of Montana, LLC

Allied Waste Transfer Services of California, LLC

Allied Waste Transfer Services of Oregon, LLC

SCHEDULE EE

SUBSIDIARY GUARANTORS

Allied Waste Transfer Services of Arizona, LLC

Cactus Waste Systems, LLC

SCHEDULE FF

SUBSIDIARY GUARANTORS

Allied Waste Transfer Services of Florida, LLC

SCHEDULE GG

SUBSIDIARY GUARANTORS

Allied Waste Transfer Services of Iowa, LLC

BFI Waste Systems of Missouri, LLC

BFI Waste Systems of Oklahoma, LLC

Butler County Landfill, LLC

Courtney Ridge Landfill, LLC

Ellis Scott Landfill MO, LLC

Forest View Landfill, LLC

Great Plains Landfill OK, LLC

Jefferson City Landfill, LLC

Lemons Landfill, LLC

Pinecrest Landfill OK, LLC

Republic Services Environmental, LLC

Show-Me Landfill, LLC

Southeast Landfill, LLC

SCHEDULE HH

SUBSIDIARY GUARANTORS

Ariana, LLC

SCHEDULE II

SUBSIDIARY GUARANTORS

Autauga County Landfill, LLC

BFI Transfer Systems of Alabama, LLC

BFI Transfer Systems of Georgia, LLC

BFI Transfer Systems of Mississippi, LLC

BFI Waste Systems of Alabama, LLC

BFI Waste Systems of Arkansas, LLC

BFI Waste Systems of Georgia, LLC

BFI Waste Systems of Louisiana, LLC

BFI Waste Systems of Mississippi, LLC

BFI Waste Systems of Tennessee, LLC

Chilton Landfill, LLC

Gateway Landfill, LLC

Hancock County Development Company, LLC

Madison County Development, LLC

Willow Ridge Landfill, LLC

SCHEDULE JJ

SUBSIDIARY GUARANTORS

BFGSI, L.L.C.

SCHEDULE KK

SUBSIDIARY GUARANTORS

BFI Transfer Systems of DC, LLC

BFI Waste Systems of Kentucky, LLC

BFI Waste Systems of Massachusetts, LLC

BFI Waste Systems of North Carolina, LLC

BFI Waste Systems of South Carolina, LLC

General Refuse Service of Ohio, LLC

Local Sanitation of Rowan County, L.L.C.

SCHEDULE LL

SUBSIDIARY GUARANTORS

Bridgeton Transfer Station, LLC

SCHEDULE MM

SUBSIDIARY GUARANTORS

Carbon Limestone Landfill, LLC

County Land Development Landfill, LLC

Lorain County Landfill, LLC

Lucas County Landfill, LLC

SCHEDULE NN

SUBSIDIARY GUARANTORS

Central Virginia Properties, LLC

SCHEDULE OO

SUBSIDIARY GUARANTORS

Consolidated Disposal Service, L.L.C.

Republic Waste Services of Southern California, LLC

Rubbish Control, LLC

SCHEDULE PP

SUBSIDIARY GUARANTORS

Continental Waste Industries, L.L.C.

Republic Services of North Carolina, LLC

Republic Services of Pennsylvania, LLC

Republic Services of Virginia, LLC

SCHEDULE QQ

SUBSIDIARY GUARANTORS

County Environmental Landfill, LLC

SCHEDULE RR

SUBSIDIARY GUARANTORS

D & L Disposal L.L.C.

Envotech-Illinois L.L.C.

Liberty Waste Services of McCook, L.L.C.

SCHEDULE SS

SUBSIDIARY GUARANTORS

ECDC Environmental, L.C.

SCHEDULE TT

SUBSIDIARY GUARANTORS

Evergreen Scavenger Service, L.L.C.

Packerton Land Company, L.L.C.

SCHEDULE UU

SUBSIDIARY GUARANTORS

Frontier Waste Services (Colorado), LLC

Frontier Waste Services (Utah), LLC

Frontier Waste Services of Louisiana L.L.C.

SCHEDULE VV

SUBSIDIARY GUARANTORS

Kandel Enterprises, LLC

SCHEDULE WW

SUBSIDIARY GUARANTORS

Liberty Waste Services Limited, L.L.C.

SCHEDULE XX

SUBSIDIARY GUARANTORS

Liberty Waste Services of Illinois, L.L.C.

SCHEDULE YY

SUBSIDIARY GUARANTORS

Oklahoma City Landfill, L.L.C.

SCHEDULE ZZ

SUBSIDIARY GUARANTORS

Republic Ohio Contracts, LLC

SCHEDULE AAA

SUBSIDIARY GUARANTORS

Republic Services Group, LLC

Republic Services of Georgia LP, LLC

Republic Services of South Carolina, LLC

Republic Services of Southern California, LLC

Republic Services of Wisconsin LP, LLC

SCHEDULE BBB

SUBSIDIARY GUARANTORS

Republic Services of Arizona Hauling, LLC

Republic Services of Colorado Hauling, LLC

Republic Services of Colorado I, LLC

SCHEDULE CCC

SUBSIDIARY GUARANTORS

Republic Services of California II, LLC

Republic Services Vasco Road, LLC

SCHEDULE DDD

SUBSIDIARY GUARANTORS

Republic Services of Georgia GP, LLC

SCHEDULE EEE

SUBSIDIARY GUARANTORS

Republic Services of Kentucky, LLC

Republic Services of Wisconsin GP, LLC

SCHEDULE FFF

SUBSIDIARY GUARANTORS

Republic Services of Michigan Hauling, LLC

Republic Services of Michigan I, LLC

Republic Services of Michigan II, LLC

Republic Services of Michigan III, LLC

Republic Services of Michigan IV, LLC

Republic Services of Michigan V, LLC

SCHEDULE GGG

SUBSIDIARY GUARANTORS

Republic Services of New Jersey, LLC

SCHEDULE HHH

SUBSIDIARY GUARANTORS

Republic Services of Ohio Hauling, LLC

SCHEDULE III

SUBSIDIARY GUARANTORS

Republic Services of Ohio I, LLC

Republic Services of Ohio II, LLC

Republic Services of Ohio III, LLC

Republic Services of Ohio IV, LLC

SCHEDULE JJJ

SUBSIDIARY GUARANTORS

BFI Waste Services of Tennessee, LLC

SCHEDULE KKK

SUBSIDIARY GUARANTORS

RITM, LLC

SCHEDULE LLL

SUBSIDIARY GUARANTORS

Total Roll-Offs, L.L.C.

SCHEDULE MMM

SUBSIDIARY GUARANTORS

Wayne Developers, LLC

SCHEDULE NNN

SUBSIDIARY GUARANTORS

Webster Parish Landfill, L.L.C.

SCHEDULE OOO

SUBSIDIARY GUARANTORS

Republic Services of Indiana Transportation, LLC

SCHEDULE PPP

SUBSIDIARY GUARANTORS

Allied Waste Industries, LLC

INDEX TO EXHIBITS

Exhibit Number	Description

**1.1	Form of Underwriting Agreement (Debt Securities).

*1.2	Form of Underwriting Agreement (Common Stock).

*1.3	Form of Underwriting Agreement (Preferred Stock).

*1.4	Form of Underwriting Agreement (Warrants).

*1.5	Form of Underwriting Agreement (Stock Purchase Contracts).

*1.6	Form of Underwriting Agreement (Stock Purchase Units).

*1.7	Form of Underwriting Agreement (Subscription Rights).

4.1	Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Quarterly Report on Form 10-Q for the period ended June 30, 1998).

4.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 4.2 to Republic’s Registration Statement on Form S-8, Registration No. 333-81801, filed with the Commission on June 29, 1999).

4.3	Amended and Restated Bylaws of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Current Report on Form 8-K filed on October 30, 2009).

4.4	Common Stock Certificate of Republic Services, Inc. (incorporated by reference to Exhibit 4.4 to Republic’s Registration Statement on Form S-8, Registration No. 333-81801, filed with the Commission on June 29, 1999).

*4.5	Specimen Certificate of Preferred Stock.

*4.6	Certificate of Designation of Preferred Stock.

4.7	Indenture, dated as of September 8, 2009, by and between Republic Services, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on September 9, 2009).

4.8	Indenture, dated as of November 25, 2009, by and between Republic Services, Inc. and U.S. Bank National Association, as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on November 25, 2009).

4.9	Indenture, dated as of May 21, 2012, by and between Republic Services, Inc. and Wells Fargo Bank, National Association, as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on May 21, 2012).

*4.10	Form of Warrant Agreement, including form of Warrant Certificate.

*4.11	Form of Stock Purchase Contract Agreement, including form of Security Certificate.

*4.12	Form of Stock Purchase Unit Agreement, including form of Unit Certificate.

*4.13	Form of Subscription Rights Agreement, including form of Rights Certificate.

**5.1	Opinion of Mayer Brown LLP as to the legality of the securities being registered.

**5.2	Opinion of Mayer Brown LLP as to the legality of the debt securities to be issued under the indenture to be entered by and between Republic Services, Inc. and Wells Fargo Bank, National Association.

**12.1	Statement of computation of ratios of earnings to fixed charges.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Mayer Brown LLP (contained in Exhibit 5).

**24.1	Powers of attorney (included in the signature pages to the initial registration statement).

**24.2	Powers of attorney.

**25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A.

**25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association.

**25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association.

*	To be filed by amendment or incorporated by reference in connection with the offering of securities registered hereby, as appropriate.
**	Filed Previously.